UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2022

NEOPHOTONICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35061	94-3253730
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

NeoPhotonics Corporation

3081 Zanker Road

San Jose, California 95134

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 232-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0025 par value	NPTN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 14, 2022, NeoPhotonics Corporation (“Company”) entered into a Credit Agreement (“Credit Agreement”) with Lumentum Holdings Inc. as Lender (“Lender”), according to the terms defined in the definitive merger agreement between Lender and Company. Under the Credit Agreement, Lender will provide a subordinated, unsecured delayed draw term loan facility (“Credit Facility”) in an aggregate principal amount up to $50 million (the “Loans”) upon the terms and conditions set forth in the Credit Agreement. The Loans will mature on January 14, 2024 unless earlier repaid or accelerated. The Loans may be drawn in minimum amounts of $10 million during the Availability Period (as defined in the Credit Agreement).

The Loans bear interest at the Wall Street Journal “prime rate”, payable monthly in arrears on the first day of each month. The Company’s obligations under the Loans and the Credit Agreement are required to be guaranteed by all of its existing and future subsidiaries (other than certain excluded subsidiaries). The Company will have the right, but not the obligation, to prepay all, but not less than all, of the Loans at any time, together with accrued and unpaid interest on the principal amount prepaid, subject to the terms of the Intercreditor Agreement.

The Company is subject to a number of affirmative and restrictive covenants pursuant to the Credit Agreement, including covenants regarding minimum liquidity, compliance with applicable laws and regulations, payment of taxes, maintenance of insurance, business combinations, incurrence of additional indebtedness, prepayments of other indebtedness and transactions with affiliates, among other covenants. The Company is also restricted from paying dividends or making other distributions or payments on its capital stock, subject to limited exceptions. The Credit Agreement contains certain specified events of default, the occurrence of which would entitle the Lender to immediately demand repayment of all outstanding principal and accrued interest on the Loans. Such events of default include, among others, failure to make any payment under the Loans when due, failure to observe or perform any covenant under the Credit Agreement or the other transaction documents related thereto (subject in certain cases to specified cure periods), the failure of the Company to be able to pay debts as they come due, the commencement of bankruptcy or insolvency proceedings against the Company, a material judgment levied against the Company, a material default by the Company under other indebtedness, and the occurrence of a change of control.

Additionally, on January 14, 2022, the Company, Lender, and Wells Fargo Bank National Association (“Wells”) entered into a Subordination Agreement (“Intercreditor Agreement”) whereby the Credit Facility will be subordinated to the Amended and Restated Credit Agreement, dated as of June 29, 2021 between the Company and Wells, to the extent and on the terms set forth in the Intercreditor Agreement.

The foregoing summary description of the Credit Agreement and Intercreditor Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement and Intercreditor Agreement, which is filed as an exhibit hereto.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth above and referenced under Item 1.01 is hereby incorporated by reference into this Item 2.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

10.1	Credit Agreement, dated as of January 14, 2022, between Lumentum Holdings Inc. and NeoPhotonics Corporation.

10.2	Subordination Agreement, dated as of January 14, 2022, by and among Lumentum Holdings Inc., NeoPhotonics Corporation, the other loan parties party thereto, and Wells Fargo Bank.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOPHOTONICS CORPORATION

Date: January 19, 2022	By:	/s/ Elizabeth Eby
Elizabeth Eby
Senior Vice President, Finance and Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit 10.1

Execution Version

ALL OBLIGATIONS INCURRED UNDER THIS CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT (AS DEFINED HEREIN) ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF JANUARY 14, 2022 (THE “SUBORDINATION AGREEMENT”) AMONG THE LENDER (AS DEFINED HEREIN), WELLS FARGO BANK, NATIONAL ASSOCIATION, AND NEOPHOTONICS CORPORATION TO THE “SENIOR DEBT” (AS DEFINED IN THE SUBORDINATION AGREEMENT); AND THE LENDER, AND ANY OF ITS SUCCESSORS AND ASSIGNEES, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF SUCH SUBORDINATION AGREEMENT.

CREDIT AGREEMENT

by and between

LUMENTUM HOLDINGS INC.,

as Lender,

and

NEOPHOTONICS CORPORATION

as Borrower

Dated as of January 14, 2022

-i-

TABLE OF CONTENTS

(continued)

-ii-

TABLE OF CONTENTS

(continued)

-iii-

EXHIBITS AND SCHEDULES

Exhibit A-1	Form of Assignment and Acceptance
Exhibit B-1	Form of Compliance Certificate
Exhibit C-1	Form of Guaranty Agreement

Schedule A-1	Lender’s Account
Schedule C-1	Commitments
Schedule 3.1	Conditions Precedent
Schedule 5.1	Financial Statements, Reports, Certificates

-iv-

CREDIT AGREEMENT

THIS CREDIT AGREEMENT, is entered into as of January 14, 2022 by and between LUMENTUM HOLDINGS INC., a Delaware corporation (together with its successors and permitted assigns, “Lender”), and NEOPHOTONICS CORPORATION, a Delaware corporation (“Borrower”).

The parties agree as follows:

1.	DEFINITIONS AND CONSTRUCTION.

1.1 Definitions. As used in this Agreement, the following terms shall have the following definitions:

“Accounting Changes” means changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions).

“Acquired Secured Indebtedness” means Indebtedness of a Person whose assets or Equity Interests are acquired by a Loan Party or any of its Subsidiaries in a Permitted Acquisition; provided, that such Indebtedness (a) is either purchase money Indebtedness or a Capital Lease with respect to Equipment or mortgage financing with respect to Real Property, (b) was in existence prior to the date of such Permitted Acquisition, and (c) was not incurred in connection with, or in contemplation of, such Permitted Acquisition.

“Acquisition” means (a) the purchase or other acquisition by a Person or its Subsidiaries of all or substantially all of the assets of (or any division or business line of) any other Person, or (b) the purchase or other acquisition (whether by means of a merger, consolidation, or otherwise) by a Person or its Subsidiaries of all or substantially all of the Equity Interests of any other Person.

“Acquisition Proposal” has the meaning given thereto in the Merger Agreement.

“Affiliate” means, as applied to any Person, any other Person who controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” means the possession, directly or indirectly through one or more intermediaries, of the power to direct the management and policies of a Person, whether through the ownership of Equity Interests, by contract, or otherwise.

“Agreement” means this Credit Agreement, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Anti-Corruption Laws” means the FCPA, the U.K. Bribery Act of 2010, as amended, and all other applicable laws and regulations or ordinances concerning or relating to bribery, money laundering or corruption in any jurisdiction in which any Loan Party or any of its Subsidiaries or Affiliates is located or is doing business.

“Anti-Money Laundering Laws” means the applicable laws or regulations in any jurisdiction in which any Loan Party or any of its Subsidiaries or Affiliates is located or is doing business that relates to money laundering, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto.

“Application Event” means the occurrence of (a) a failure by Borrower to repay all of the Obligations in full on the Maturity Date, or (b) an Event of Default and the election by Lender to require that payments be applied pursuant to Section 2.4(b)(iii) of this Agreement and the Intercreditor Agreement.

“Assignee” has the meaning specified therefor in Section 13.1(a) of this Agreement.

“Assignment and Acceptance” means an Assignment and Acceptance Agreement substantially in the form of Exhibit A-1 to this Agreement.

“Assumption” means the New Buyer’s (a) execution and delivery of an Assignment and Acceptance, pursuant to which such New Buyer has assumed all of Lender’s rights and obligations under this Agreement, (b) execution and delivery of a subordination agreement to Wells Fargo on the same terms and conditions as those contained in the Intercreditor Agreement and reasonably acceptable to Wells Fargo, and (c) indefeasible payment in full to Lender of all Obligations.

“Authorized Person” means any one of the individuals identified as an officer of a Borrower on Schedule A-2 of the Disclosure Letter, or any other individual identified by Borrower as an authorized person and authenticated by Lender.

“Availability Period” means the period commencing on the Closing Date or such later date as agreed to by Lender and Borrower until the earlier of (a) the date the Merger Agreement is terminated for any reason without the closing of the Merger (such date, the “Merger Termination Date”) and (b) the Merger Closing Date; provided, that no Loans shall be made at any time during the period (i) commencing upon the date on which the Company Board determines to engage or participate in discussions or negotiations with a Third Party, its Representatives and/or its potential sources of financing regarding an Acquisition Proposal and (ii) ending on the earlier of (w) the Merger Termination Date, (x) the Merger Closing Date, and (y) the date that the Requisite Stockholder Approval is obtained or (z) the date that the Person making the Acquisition Proposal has irrevocably withdrawn such Acquisition Proposal and no determination has been made by the Company Board (or any committee thereof) that such Acquisition Proposal constitutes a Superior Proposal.

“Bank Product” means any one or more of the following financial products or accommodations extended to any Loan Party or any of its Subsidiaries by a Bank Product Provider: (a) credit cards (including commercial cards (including so-called “purchase cards”, “procurement cards” or “p-cards”)), (b) payment card processing services, (c) debit cards, (d) stored value cards, (e) Cash Management Services, or (f) transactions under Hedge Agreements.

“Bank Product Agreements” means those agreements entered into from time to time by any Loan Party or any of its Subsidiaries with a Bank Product Provider in connection with the obtaining of any of the Bank Products.

“Bank Product Obligations” means (a) all obligations, liabilities, reimbursement obligations, fees, or expenses owing by each Loan Party and its Subsidiaries to any Bank Product Provider pursuant to or evidenced by a Bank Product Agreement and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, (b) all Hedge Obligations, and (c) all amounts that Wells Fargo or any lender under the Existing Wells Facility is obligated to pay to a Bank Product Provider as a result of Wells Fargo or such lender under the Existing Wells Facility purchasing participations from, or executing guarantees or indemnities or reimbursement obligations to, a Bank Product Provider with respect to the Bank Products provided by such Bank Product Provider to a Loan Party or its Subsidiaries.

“Bank Product Provider” means Wells Fargo or any of its Affiliates, including each of the foregoing in its capacity, if applicable, as a Hedge Provider.

“Bankruptcy Code” means title 11 of the United States Code, as in effect from time to time.

“Benefit Plan” means a “defined benefit plan” (as defined in Section 3(35) of ERISA) for which any Loan Party or any of its Subsidiaries or ERISA Affiliates has been an “employer” (as defined in Section 3(5) of ERISA) within the past six years.

“Board of Directors” means, as to any Person, the board of directors (or comparable managers) of such Person, or any committee thereof duly authorized to act on behalf of the board of directors (or comparable managers).

“Board of Governors” means the Board of Governors of the Federal Reserve System of the United States (or any successor).

“Borrower” has the meaning specified therefor in the preamble to this Agreement.

“Borrowing” means a borrowing consisting of Delayed Draw Term Loans made on the same day by the Lender.

“Borrowing Base” has the meaning given thereto in the Existing Wells Facility.

“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in the state of California.

“Capitalized Lease Obligation” means that portion of the obligations under a Capital Lease that is required to be capitalized in accordance with GAAP.

“Capital Lease” means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

“Cash Equivalents” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof, (b) marketable direct obligations issued or fully guaranteed by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the three highest ratings obtainable from either Standard & Poor’s Rating Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), (c) commercial paper maturing no more than 270 days from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody’s, (d) certificates of deposit, time deposits, overnight bank deposits or bankers’ acceptances maturing within one year from the date of acquisition thereof issued by any bank organized under the laws of the United States or any state thereof or the District of Columbia or any United States branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $250,000,000, (e) Deposit Accounts maintained with (i) any bank that satisfies the criteria described in clause (d) above, or (ii) any other bank organized under the laws of the United States or any state thereof so long as the full amount maintained with any such other bank is insured by the Federal Deposit Insurance Corporation, (f) repurchase obligations of any commercial bank satisfying the requirements of clause (d) of this definition or of any recognized securities dealer having combined capital and surplus of not less than $250,000,000, having a term of not more than seven days, with respect to securities satisfying the criteria in clauses (a) or (d) above, (g) debt securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the criteria described in clause (d) above, (h) Investments in money market funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (g) above, and (i) deposits of any Foreign Subsidiary of any Loan Party maintained with regulated financial institutions (reasonably determined by the applicable Loan Party to be reputable and solvent) located in countries outside of the United States where the Loan Parties conduct business.

“Cash Management Services” means any cash management or related services including treasury, depository, return items, overdraft, controlled disbursement, merchant store value cards, e-payables services, electronic funds transfer, interstate depository network, automatic clearing house transfer (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) and other customary cash management arrangements.

“CFC” means a Person that is a controlled foreign corporation as such term is defined in Section 957 of the IRC.

“Change of Control” means, other than the consummation of the transactions specifically contemplated under the Merger Agreement to be consummated on or prior to the Merger Closing Date, that:

(a) any Person or two or more Persons acting in concert, shall have acquired beneficial ownership, directly or indirectly, of Equity Interests of Borrower (or other securities convertible into such Equity Interests) representing 40% or more of the combined voting power of all Equity Interests of Borrower entitled (without regard to the occurrence of any contingency) to vote for the election of members of the Board of Directors of Borrower, or

(b) Borrower fails to own and control, directly or indirectly, 100% of the Equity Interests of each other Loan Party.

“Change in Law” means the occurrence after the date of this Agreement of: (a) the adoption or effectiveness of any law, rule, regulation, judicial ruling, judgment or treaty, (b) any change in any law, rule, regulation, judicial ruling, judgment or treaty or in the administration, interpretation, implementation or application by any Governmental Authority of any law, rule, regulation, guideline or treaty, or (c) the making or issuance by any Governmental Authority of any request, rule, guideline or directive, whether or not having the force of law; provided, that notwithstanding anything in this Agreement to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith, and (ii) all requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities shall, in each case, be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued.

“Closing Date” means January 14, 2022.

“Code” means the California Uniform Commercial Code, as in effect from time to time.

“Commitment” means, with respect to each Lender, such Lender’s Delayed Draw Term Loan Commitment as such Dollar amount is set forth beside Lender’s name under the applicable heading on Schedule C-1 to this Agreement or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as such amounts may be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of Section 13.1 of this Agreement, and as such amounts may be decreased in accordance with Section 2.4(c) hereof.

“Company Board” has the meaning given thereto in the Merger Agreement.

“Compliance Certificate” means a certificate substantially in the form of Exhibit B-1 to this Agreement delivered by the chief financial officer or treasurer of Borrower to Lender.

“Confidential Information” has the meaning specified therefor in Section 17.9(a) of this Agreement.

“Continuing Director” means (a) any member of the Board of Directors who was a director (or comparable manager) of Borrower on the Closing Date, and (b) any individual who becomes a member of the Board of Directors after the Closing Date if such individual was approved, appointed or nominated for election to the Board of Directors by a majority of the Continuing Directors.

“Default” means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default.

“Deposit Account” means any deposit account (as that term is defined in the Code).

“Delayed Draw Term Loan” has the meaning specified therefor in Section 2.1(a) of this Agreement.

“Designated Account” means the Deposit Account of Borrower identified on Schedule D-1 of the Disclosure Letter (or such other Deposit Account of Borrower located at Designated Account Bank that has been designated as such, in writing, by Borrower to Lender).

“Designated Account Bank” has the meaning specified therefor in Schedule D-1 of the Disclosure Letter (or such other bank that is located within the United States that has been designated as such, in writing, by Borrower to Lender).

“Disclosure Letter” means the disclosure letter delivered to Lender by the Borrower on the Closing Date.

“Disqualified Equity Interests” means any Equity Interests that, by their terms (or by the terms of any security or other Equity Interests into which they are convertible or for which they are exchangeable), or upon the happening of any event or condition (a) matures or are mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), (b) are redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provide for the scheduled payments of dividends in cash, or (d) are or become convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 180 days after the Maturity Date.

“Disqualified Institution” means, on any date, (a) any Person designated by Borrower as a “Disqualified Institution” by written notice delivered to Lender prior to the date hereof, (b) those Persons who are direct competitors of any of the Loan Parties or its Subsidiaries identified in writing by the Borrower to Lender from time to time, subject to the written consent of Lender, and (c) any vulture funds, distressed debt funds, or similar funds, in each case, as reasonably determined by Lender in good faith; provided, that “Disqualified Institution” shall exclude any Person that the Borrower has designated as no longer being a “Disqualified Institution” by written notice delivered to Lender from time to time; provided further, that in connection with any assignment, the Assignee with respect to such proposed assignment that is an investment bank, a commercial bank, a finance company, a fund, or other Person which merely has an economic interest in any such direct competitor, and is not itself such a direct competitor of any Loan Party or its Subsidiaries, shall not be deemed to be a Disqualified Institution for the purposes of this definition.

“Disregarded Person” means a direct or indirect Subsidiary if it holds, directly or indirectly, no material assets other than Equity Interests in Foreign Subsidiaries that are CFCs.

“Dollars” or “$” means United States dollars.

“Domestic Subsidiary” means any Subsidiary of any Loan Party that is not a Foreign Subsidiary.

“Earn-Outs” means unsecured liabilities of a Loan Party arising under an agreement to make any deferred payment as a part of the Purchase Price for a Permitted Acquisition, including performance bonuses or consulting payments in any related services, employment or similar agreement, in an amount that is subject to or contingent upon the revenues, income, cash flow or profits (or the like) of the target of such Permitted Acquisition.

“EBITDA” means, with respect to any fiscal period and with respect to any Person determined, in each case, on a consolidated basis in accordance with GAAP:

(a) the consolidated net income (or loss),

minus

(b) without duplication, the sum of the following amounts for such period to the extent included in determining consolidated net income (or loss) for such period:

(i)	extraordinary gains, and

(ii)	interest income,

plus

(c) without duplication, the sum of the following amounts for such period to the extent included in determining consolidated net income (or loss) for such period:

(i)	non-cash extraordinary losses,

(ii)	Interest Expense,

(iii)	income taxes, and

(iv)	depreciation and amortization.

“Eligible Transferee” means (a) any Lender, any Affiliate of any Lender and any Related Fund of any Lender; (b) (i) a commercial bank organized under the laws of the United States or any state thereof, and having total assets in excess of $1,000,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof, and having total assets in excess of $1,000,000,000; (iii) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided, that (A) (x) such bank is acting through a branch or agency located in the United States, or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country, and (B) such bank has total assets in excess of $1,000,000,000; (c) any other entity (other than a natural person) that is an “accredited investor” (as defined in Regulation D under the Securities Act) that extends credit or buys loans as one of its businesses including insurance companies, investment or mutual funds and lease financing companies, and having total assets in excess of $1,000,000,000; (d) any New Buyer; and (e) during the continuation of an Event of Default, any other Person approved by Lender.

“Environmental Action” means any written complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter, or other written communication from any Governmental Authority, or any third party involving violations of Environmental Laws or releases of Hazardous Materials (a) from any assets, properties, or businesses of Borrower, any Subsidiary of Borrower, or any of their predecessors in interest, (b) from adjoining properties or businesses, or (c) from or onto any facilities which received Hazardous Materials generated by Borrower, any Subsidiary of Borrower, or any of their predecessors in interest.

“Environmental Law” means any applicable federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy, or rule of common law now or hereafter in effect and in each case as amended, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, in each case, to the extent binding on any Loan Party or its Subsidiaries, relating to the environment, the effect of the environment on employee health, or Hazardous Materials, in each case as amended from time to time.

“Environmental Liabilities” means all liabilities, monetary obligations, losses, damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts, or consultants, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, or Remedial Action required, by any Governmental Authority or any third party, and which relate to any Environmental Action.

“Environmental Lien” means any Lien in favor of any Governmental Authority for Environmental Liabilities.

“Equipment” means equipment (as that term is defined in the Code).

“Equity Interests” means, with respect to a Person, all of the shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in such Person, whether voting or nonvoting, including capital stock (or other ownership or profit interests or units), preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act); provided that restricted stock units, stock appreciation rights and other phantom equity rights (but excluding any capital stock or options or other rights to purchase capital stock) that are granted to employees of the Borrower pursuant to the Borrower’s long-term incentive plans shall not be considered “Equity Interests”.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto.

“ERISA Affiliate” means (a) any Person subject to ERISA whose employees are treated as employed by the same employer as the employees of any Loan Party or its Subsidiaries under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of any Loan Party or its Subsidiaries under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which any Loan Party or any of its Subsidiaries is a member under IRC Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any Person subject to ERISA that is a party to an arrangement with any Loan Party or any of its Subsidiaries and whose employees are aggregated with the employees of such Loan Party or its Subsidiaries under IRC Section 414(o).

“Event of Default” has the meaning specified therefor in Section 8 of this Agreement.

“Excess Availability” has the meaning given thereto in the Existing Wells Facility (as in effect on the date hereof).

“Exchange Act” means the Securities Exchange Act of 1934, as in effect from time to time.

“Excluded Subsidiary” means any (a) Immaterial Subsidiaries, (b) Disregarded Persons, (c) Foreign Subsidiary of a Loan Party if such Foreign Subsidiary is a CFC, or (d) Domestic Subsidiary of a Loan Party if such Domestic Subsidiary (i) is a direct or indirect Subsidiary of a Foreign Subsidiary that is a CFC and (ii) does not own any assets in the United States and has no operations in the United States.

“Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the guaranty of such Loan Party of (including by virtue of the joint and several liability provisions of Section 2.15), or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guaranty of such Loan Party or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guaranty or security interest is or becomes illegal.

“Excluded Taxes” means (i) any tax imposed on the net income or net profits of any Lender (including any branch profits taxes) and any franchise tax imposed in lieu of income tax, in each case imposed by the jurisdiction (or by any political subdivision or taxing authority thereof) in which such Lender is organized or the jurisdiction (or by any political subdivision or taxing authority thereof) in which such Lender’s principal office is located in or as a result of a present or former connection between such Lender and the jurisdiction or taxing authority imposing the tax (other than any such connection arising solely from such Lender having executed, delivered or performed its obligations or received payment under, or enforced its rights or remedies under this Agreement or any other Loan Document), (ii) taxes attributable to a Lender’s failure to comply with the requirements of Section 16.2 of this Agreement, (iii) any United States federal withholding taxes that would be imposed on amounts payable to a Foreign Lender based upon the applicable withholding rate in effect at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office, other than a designation made at the request of a Loan Party), except that Excluded Taxes shall not include (A) any amount that such Foreign Lender (or its assignor, if any) was previously entitled to receive pursuant to Section 16.1 of this Agreement, if any, with respect to such withholding tax at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), and (B) additional United States federal withholding taxes that may be imposed after the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), as a result of a change in law, rule, regulation, treaty, order or other decision or other Change in Law with respect to any of the foregoing by any Governmental Authority, and (iv) any United States federal withholding taxes imposed under FATCA.

“Existing Wells Facility” means that certain Amended and Restated Credit Agreement, dated as of June 29, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), by and among Borrower, the Subsidiaries of Borrower party thereto from time to time, the lenders from time to time party thereto, Wells Fargo, as agent for itself and the other lenders, and including any Refinancing Indebtedness therefore.

“FATCA” means Sections 1471 through 1474 of the IRC, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and (a) any current or future regulations or official interpretations thereof, (b) any agreements entered into pursuant to Section 1471(b)(1) of the IRC, and (c) any intergovernmental agreement entered into by the United States (or any fiscal or regulatory legislation, rules, or practices adopted pursuant to any such intergovernmental agreement entered into in connection therewith).

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

“Flood Laws” means the National Flood Insurance Act of 1968, Flood Disaster Protection Act of 1973, and related laws, rules and regulations, including any amendments or successor provisions.

“Foreign Subsidiary” means any direct or indirect Subsidiary of any Loan Party that is organized under the laws of any jurisdiction other than the United States, any state thereof or the District of Columbia.

“Funding Date” means the date on which a Borrowing occurs.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

“Governing Documents” means, with respect to any Person, the certificate or articles of incorporation, by-laws, or other organizational documents of such Person.

“Governmental Authority” means the government of any nation or any political subdivision thereof, whether at the national, state, territorial, provincial, county, municipal or any other level, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or pertaining to, government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantor” means (a) each Person that guaranties all or a portion of the Obligations, including any Person that is a “Guarantor” under the Guaranty Agreement, and (b) each other Person that becomes a guarantor after the Closing Date pursuant to Section 5.11 of this Agreement.

“Guaranty Agreement” means a Guaranty Agreement substantially in the form of Exhibit C-1 to this Agreement.

“Hazardous Materials” means (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as “hazardous substances,” “hazardous materials,” “hazardous wastes,” “toxic substances,” or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or “EP toxicity”, (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.

“Hedge Agreement” means a “swap agreement” as that term is defined in Section 101(53B)(A) of the Bankruptcy Code.

“Hedge Obligations” means any and all obligations or liabilities, whether absolute or contingent, due or to become due, now existing or hereafter arising, of each Loan Party and its Subsidiaries arising under, owing pursuant to, or existing in respect of Hedge Agreements entered into with one or more of the Hedge Providers.

“Hedge Provider” means Wells Fargo or any of its Affiliates.

“Immaterial Subsidiary” means each Subsidiary of a Borrower that is not a Material Subsidiary.

“Indebtedness” as to any Person means (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, or other financial products, (c) all obligations of such Person as a lessee under Capital Leases, (d) all obligations or liabilities of others secured by a Lien on any asset of such Person, irrespective of whether such obligation or liability is assumed, (e) all obligations of such Person to pay the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business and repayable in accordance with customary trade practices and, for the avoidance of doubt, other than royalty payments payable in the ordinary course of business in respect of non-exclusive licenses) and any earn-out or similar obligations, (f) all monetary obligations of such Person owing under Hedge Agreements (which amount shall be calculated based on the amount that would be payable by such Person if the Hedge Agreement were terminated on the date of determination), (g) any Disqualified Equity Interests of such Person, and (h) any obligation of such Person guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse) any obligation of any other Person that constitutes Indebtedness under any of clauses (a) through (g) above. For purposes of this definition, (i) the amount of any Indebtedness represented by a guaranty or other similar instrument shall be the lesser of the principal amount of the obligations guaranteed and still outstanding and the maximum amount for which the guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Indebtedness, and (ii) the amount of any Indebtedness which is limited or is non-recourse to a Person or for which recourse is limited to an identified asset shall be valued at the lesser of (A) if applicable, the limited amount of such obligations, and (B) if applicable, the fair market value of such assets securing such obligation.

“Indemnified Liabilities” has the meaning specified therefor in Section 10.3 of this Agreement.

“Indemnified Person” has the meaning specified therefor in Section 10.3 of this Agreement.

“Indemnified Taxes” means, (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by, or on account of any obligation of, any Loan Party under any Loan Document, and (b) to the extent not otherwise described in the foregoing clause (a), Other Taxes.

“Initial Advance” shall mean the first Delayed Draw Term Loan made by Lender to Borrower.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Intercompany Subordination Agreement” means an intercompany subordination agreement, executed and delivered by each Loan Party and each of its Subsidiaries, and Lender, the form and substance of which is reasonably satisfactory to Lender.

“Intercreditor Agreement” means that certain Subordination Agreement, dated as of January 14, 2022, by and among Wells Fargo, the Loan Parties and Lender, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Interest Expense” means, for any period, the aggregate of the interest expense of Borrower and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

“Inventory” means inventory (as that term is defined in the Code).

“Investment” means, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, capital contributions (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) bona fide accounts receivable arising in the ordinary course of business), or acquisitions of Indebtedness, Equity Interests, or all or substantially all of the assets of such other Person (or of any division or business line of such other Person), and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustment for increases or decreases in value, or write-ups, write-downs, or write-offs with respect to such Investment.

“IRC” means the Internal Revenue Code of 1986, as in effect from time to time.

“Joinder” means a joinder agreement substantially in the form of Exhibit C-1 to this Agreement.

“Lender” has the meaning set forth in the preamble to this Agreement, and shall also include any other Person made a party to this Agreement pursuant to the provisions of Section 13.1 of this Agreement.

“Lender Expenses” means all (a) reasonable, documented out-of-pocket costs and expenses paid or incurred by the Lender to correct any default or enforce any provision of the Loan Documents, (b) Lender’s reasonable, documented costs and expenses (including reasonable and documented attorneys’ fees and expenses) relative to third party claims or any other lawsuit or adverse proceeding paid or incurred, whether in enforcing or defending the Loan Documents or otherwise in connection with the transactions contemplated by the Loan Documents or the Lender’s relationship with any Loan Party or any of its Subsidiaries, (c) Lender’s reasonable and documented costs and expenses (including reasonable and documented attorneys’ fees and due diligence expenses) incurred in advising, structuring, drafting, reviewing, administering, or amending, waiving, or modifying the Loan Documents, and (d) Lender’s reasonable and documented costs and expenses (including reasonable and documented attorneys, accountants, consultants, and other advisors fees and expenses) incurred in terminating, enforcing (including attorneys, accountants, consultants, and other advisors fees and expenses incurred in connection with a “workout,” a “restructuring,” or an Insolvency Proceeding concerning any Loan Party or any of its Subsidiaries or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether a lawsuit or other adverse proceeding is brought. Notwithstanding the foregoing, Lender Expenses shall not include any amounts incurred prior to the Closing Date.

“Lender Representatives” has the meaning specified therefor in Section 17.9 of this Agreement.

“Lender-Related Person” means, with respect to any Lender, such Lender, together with such Lender’s Affiliates, officers, directors, employees, attorneys, and agents.

“Lender’s Account” means the Deposit Account of Lender identified on Schedule A-1 hereto (or such other Deposit Account of Lender that has been designated as such, in writing, by Lender to the Borrower).

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, easement, lien (statutory or other), security interest, or other security arrangement and any other preference, priority, or preferential arrangement of any kind or nature whatsoever, including any conditional sale contract or other title retention agreement, the interest of a lessor under a Capital Lease and any synthetic or other financing lease having substantially the same economic effect as any of the foregoing.

“Liquidity” has the meaning specified therefor in the Existing Wells Facility (as in effect on the date hereof).

“Loan” means any Delayed Draw Term Loan made (or to be made) hereunder.

“Loan Account” has the meaning specified therefor in Section 2.9 of this Agreement.

“Loan Documents” means this Agreement, the Disclosure Letter, the Intercreditor Agreement, any Compliance Certificate, the Guaranty Agreement, any Intercompany Subordination Agreement, any note or notes executed by Borrower in connection with this Agreement and payable to any Lender, and any other instrument or agreement entered into, now or in the future, by any Loan Party or any of its Subsidiaries and any Lender in connection with this Agreement.

“Loan Party” means Borrower or any Guarantor.

“Loan Parties” means Borrower and the Guarantors.

“Margin Stock” as defined in Regulation U of the Board of Governors as in effect from time to time.

“Material Adverse Effect” means (a) a material adverse effect in the business, operations, results of operations, assets, liabilities or financial condition of the Loan Parties and their Subsidiaries, taken as a whole or (b) a material impairment of the Loan Parties’ and their Subsidiaries’ ability to perform their obligations under the Loan Documents to which they are parties or of the Lender’s ability to enforce the Obligations (other than as a result of as a result of an action taken or not taken that is solely in the control of Lender).

Material Contract” means, with respect to any Person, each contract or agreement to which such Person or any of its Subsidiaries is a party involving aggregate consideration payable to or by such Person or such Subsidiary of $12,000,000 or more (other than purchase orders in the ordinary course of the business of such Person or such Subsidiary and other than contracts that by their terms may be terminated by such Person or Subsidiary in the ordinary course of its business upon less than 60 days’ notice without penalty or premium) and all other contracts or agreements, the loss of which could reasonably be expected to result in a Material Adverse Effect; provided that certain contracts in existence on the Closing Date to which any of NeoPhotonics Japan, NeoPhotonics (China) Co., Ltd. or NeoPhotonics Dongguan Co., Ltd. is a party that pertain to such Subsidiaries’ labor relations with a portion of their manufacturing work force and which are not revenue generating shall not be considered Material Contracts.

“Material Subsidiary” means (a) Borrower, and (b) each Subsidiary of a Loan Party that (i) owns at least 5.0% of the consolidated total assets of the Loan Parties and their Subsidiaries, (ii) generates at least 5.0% of the consolidated revenues of the Loan Parties and their Subsidiaries or (iii) is the owner of Equity Interests of any Subsidiary of a Loan Party that otherwise constitutes a Material Subsidiary.

“Maturity Date” means (i) if the Merger Agreement is terminated by either Lender or Borrower or any Subsidiary of Borrower and the Parent Termination Fee is payable pursuant to the Merger Agreement, the Merger Termination Date, (ii) if the Merger Agreement is terminated by Borrower pursuant to Section 8.1(e)(ii) of the Merger Agreement and the New Buyer effects an Assumption, the Stated Maturity Date, (iii) if the Merger Agreement is terminated by Borrower pursuant to Section 8.1(e)(ii) and the New Buyer does not effect the Assumption, the Merger Termination Date, and (iv) if the Merger Agreement is terminated (other than pursuant to Section 8.1(e)(ii) of the Merger Agreement) and no Parent Termination Fee is payable, the Stated Maturity Date.

“Maximum Revolver Amount” has the meaning given thereto in the Existing Wells Facility (as in effect on the date hereof).

“Merger” has the meaning given thereto in the Merger Agreement

“Merger Agreement” means that certain Agreement and Plan of Merger by and among the Lender, Neptune Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Lender, and Borrower, dated as of November 3, 2021 (as amended, restated, supplemented or otherwise modified from time to time).

“Merger Closing Date” means the Closing Date (as defined in the Merger Agreement).

“Merger Termination Date” has the meaning given thereto in the definition of “Availability Period”.

“Moody’s” has the meaning specified therefor in the definition of Cash Equivalents.

“NeoPhotonics Japan” means NeoPhotonics Semiconductor, Godo Kaisa.

“New Buyer” means any Third Party that has made a Superior Proposal that has been accepted by Borrower.

“Obligations” means all loans (including the Delayed Draw Term Loans ), debts, principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), premiums, liabilities (including all amounts charged to the Loan Account pursuant to this Agreement), obligations (including indemnification obligations), fees, Lender Expenses (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), guaranties, and all covenants and duties of any other kind and description owing by any Loan Party arising out of, under, pursuant to, in connection with, or evidenced by this Agreement or any of the other Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all other expenses or other amounts that any Loan Party is required to pay or reimburse by the Loan Documents or by law or otherwise in connection with the Loan Documents. Without limiting the generality of the foregoing, the Obligations of Borrower under the Loan Documents include the obligation to pay (i) the principal of the Delayed Draw Term Loans, (ii) interest accrued on the Delayed Draw Term Loans, (iii) Lender Expenses, (iv) fees payable under this Agreement or any of the other Loan Documents, and (v) indemnities and other amounts payable by any Loan Party under any Loan Document. Any reference in this Agreement or in the Loan Documents to the Obligations shall include all or any portion thereof and any extensions, modifications, renewals, or alterations thereof, both prior and subsequent to any Insolvency Proceeding.

“OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Originating Lender” has the meaning specified therefor in Section 13.1(e) of this Agreement.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising solely from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court, or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.

“Parent Termination Fee” has the meaning given thereto in the Merger Agreement.

“Patriot Act” has the meaning specified therefor in Section 4.13 of this Agreement.

“Permitted Acquisition” means any Acquisition so long as:

(a) no Default or Event of Default shall have occurred and be continuing or would result from the consummation of the proposed Acquisition, the proposed Acquisition is consensual, and Borrower shall be in compliance with Section 7 immediately after giving effect to such Acquisition,

(b) no Indebtedness will be incurred, assumed, or would exist with respect to any Loan Party or its Subsidiaries as a result of such Acquisition, other than Indebtedness permitted the definition of Permitted Indebtedness and no Liens will be incurred, assumed, or would exist with respect to the assets of any Loan Party or its Subsidiaries as a result of such Acquisition other than Permitted Liens,

(c) with respect to any proposed Acquisition that will have a purchase price or aggregate consideration payable in connection therewith in excess of $6,000,000, Borrower has provided Lender with its due diligence package relative to such proposed Acquisition, including forecasted balance sheets, profit and loss statements, and cash flow statements of the Person or assets to be acquired, all prepared on a basis consistent with such Person’s (or assets’) historical financial statements, together with appropriate supporting details and a statement of underlying assumptions for the one year period following the date of the proposed Acquisition, on a quarter by quarter basis), in form and substance (including as to scope and underlying assumptions) reasonably satisfactory to Lender,

(d) at any time prior to termination of the Existing Wells Facility, if the cash portion of the purchase price of such Acquisition is not funded solely with the cash proceeds received from a substantially concurrent issuance of new Qualified Equity Interests, Borrower has Excess Availability (i) at all times during the 30 consecutive days immediately preceding the date of consummation of such Acquisition, calculated on a pro forma basis as if such Acquisition was consummated on the first day of such period, and (ii) immediately after giving effect to such Acquisition, in an amount not less than 24% of the then applicable Maximum Revolver Amount,

(e) with respect to any proposed Acquisition that will have a purchase price or aggregate consideration payable in connection therewith in excess of $6,000,000, Borrower has provided Lender with, not later than 10 Business Days prior to the anticipated closing date of such proposed Acquisition, copies of the acquisition agreement and other material documents relative to the proposed Acquisition, which agreement and documents must be reasonably acceptable to Lender,

(f) the assets being acquired (other than a de minimis amount of assets in relation to Borrower’s and its Subsidiaries’ total assets), or the Person whose Equity Interests are being acquired, are useful in or engaged in, as applicable, the business of the Loan Parties and their Subsidiaries or a business reasonably related, ancillary, supplementary or complementary thereto,

(g) the subject assets or Equity Interests, as applicable, are being acquired directly by a Borrower or one of its Subsidiaries that is a Loan Party, and, in connection therewith, the applicable Loan Party shall have complied with Section 5.11 of this Agreement, as applicable, of this Agreement and, in the case of an acquisition of Equity Interests, the Person whose Equity Interests are acquired shall become a Loan Party if required by Section 5.11 of this Agreement and the applicable Loan Party shall have demonstrated to Lender that the new Loan Parties have received consideration sufficient to make the joinder documents binding and enforceable against such new Loan Parties, and

(h) the cash purchase consideration payable in respect of all Permitted Acquisitions (including the proposed Acquisition and including deferred payment obligations) shall not exceed $24,000,000 in the aggregate per fiscal year.

“Permitted Discretion” means a determination made in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.

“Permitted Dispositions” means:

(a) (i) sales, abandonment, or other dispositions of property (other than accounts receivables, intellectual property, Equity Interests of the Borrower or any Material Subsidiary or Material Contracts) that is worn, damaged, uneconomic or obsolete or no longer used or useful in the ordinary course of business; (ii) dispositions of owned or leased vehicles in the ordinary course of business or pursuant to restructuring and (iii) leases or subleases of Real Property not useful in the conduct of the business of the Loan Parties and their Subsidiaries,

(b) sales or leases of Inventory to buyers in the ordinary course of business,

(c) the use or transfer of money or Cash Equivalents in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents,

(d) (i) the licensing, on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business, (ii) licensing of patents, trademarks, copyrights, and other intellectual property rights customary for companies of similar size and in the same industry as Borrower and that are approved by Borrower’s board of directors and which would not result in a legal transfer of title of such licensed Intellectual Property, but that may be exclusive as long as such exclusivity is limited to (x) a particular product line or application field not including optical communications and for a limited time period that is less than the expected useful life of such intellectual property, or (y) territorial exclusivity but only as to discrete geographical areas outside of the United States, and (iii) the license agreement described on Schedule P-3 of the Disclosure Letter,

(e) the granting of Permitted Liens,

(f) the sale or discount, in each case without recourse, of accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof,

(g) any involuntary loss, damage or destruction of property,

(h) any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property,

(i) the leasing or subleasing of assets (including Real Property) of any Loan Party or its Subsidiaries in the ordinary course of business),

(j) the sale or issuance of Equity Interests (other than Disqualified Equity Interests) of Borrower,

(k) (i) the lapse or abandonment of registered patents, trademarks, copyrights and other intellectual property of any Loan Party or any of its Subsidiaries to the extent not economically desirable in the conduct of its business, or (ii) the lapse or abandonment of patents, trademarks, copyrights, or other intellectual property rights in the ordinary course of business so long as (in each case under clauses (i) and (ii)), (A) with respect to copyrights, such copyrights are not material revenue generating copyrights, and (B) such lapse or abandonment is not materially adverse to the interests of the Lender,

(l) the making of Restricted Payments and transactions permitted under Section 6.10 of the Agreement, provided that such transactions do not include the licensing of Intellectual Property owned by a Loan Party except to the extent permitted under clause (d) of this definition,

(m) the making of Permitted Investments,

(n) transfers of assets (other than Intellectual Property) (i) from any Loan Party or any of its Subsidiaries to a Loan Party, (ii) from any Subsidiary of any Loan Party that is not a Loan Party to any other Subsidiary of any Loan Party and (iii) from any Loan Party to any Subsidiary of any Loan Party that is not a Loan Party, so long as with respect to transfers and dispositions pursuant to this clause (iii), (w) the aggregate book value of all such assets subject to such transfer or disposition shall not exceed $12,000,000 in any fiscal year with respect to manufacturing equipment and $3,000,000 in any fiscal year with respect to all other assets, (x) such disposition shall not include any intellectual property except to the extent otherwise permitted under clauses (d) and (k) of the definition of Permitted Disposition, (y) no Event of Default has occurred and is continuing or would immediately result therefrom and (z) with respect to any transfers or dispositions of assets other than manufacturing equipment, at any time prior to termination of the Existing Wells Facility, immediately after giving effect to such transfer and disposition and at all times during the 30 consecutive days immediately preceding the date of such transfer or disposition, the Borrower shall have Excess Availability in an amount not less than 24% of the then applicable Maximum Revolver Amount,

(o) dispositions of Equipment or Real Property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property, or (ii) the proceeds of such disposition are promptly applied to the purchase price of such replacement property,

(p) dispositions of assets acquired by the Loan Parties and their Subsidiaries pursuant to a Permitted Acquisition consummated within 12 months of the date of the proposed disposition so long as (i) the consideration received for the assets to be so disposed is at least equal to the fair market value of such assets, (ii) the assets to be so disposed are not necessary or economically desirable in connection with the business of the Loan Parties and their Subsidiaries, and (iii) the assets to be so disposed are readily identifiable as assets acquired pursuant to the subject Permitted Acquisition,

(q) sales or dispositions to a third party non-Affiliate buyer of (i) an unprofitable business line or unit and assets used solely in connection therewith if such business line or unit has been generating negative cash flow for the 18 months prior to such sale or disposition or has otherwise had a negative impact on EBITDA for Borrower and its Subsidiaries during such period or (ii) fixed assets (including intangible property related to such fixed assets) not otherwise permitted in clauses (a) through (p) above; so long as, with respect to dispositions described in clauses (i) and (ii) above, such sale or disposition is in exchange for the fair market value of such assets and the aggregate fair market value of all assets disposed of in any fiscal year (including the proposed disposition) would not exceed $12,000,000,

(r) dispositions by a Loan Party or any of its Subsidiaries of real or personal property (other than intellectual property) to any Person in connection with a sale and leaseback transaction of such disposed assets, provided, that (i) such disposition is made at fair market value, (ii) the lease terms pursuant to which such Loan Party or Subsidiary leases back such assets are customary for transactions of this type and, if such arrangement is with an Affiliate of such Loan Party or Subsidiary, are comparable to those which would be obtained by it in an arm’s length transaction with an independent, unrelated third party and (iii) any Indebtedness incurred in connection therewith (including Capital Lease Obligations) is Permitted Indebtedness, including a sale leaseback transaction of the assets of NeoPhotonics Japan,

(s) Borrower may sell, dispose, transfer all or substantially all of its Equity Interests or assets in NeoPhotonics Corporation, LLC,

(t) NeoPhotonics Japan may sell, dispose or transfer all or substantially all of its Real Property so long as such disposition is in exchange for consideration equal to the fair market value of the assets subject to such sale, disposition or transfer; and

(u) Borrower may consummate the transactions specifically contemplated under the Merger Agreement to be consummated on or prior to the Merger Closing Date.

“Permitted Indebtedness” means:

(a) Indebtedness in respect of the Obligations,

(b) Indebtedness as of the Closing Date set forth on Schedule 4.14 of the Disclosure Letter and any Refinancing Indebtedness in respect of such Indebtedness, provided that such Indebtedness is solely the obligation of Subsidiaries of the Loan Parties that are not Loan Parties and no Loan Party has provided any guaranty or other assurance of payment with respect thereto,

(c) Permitted Purchase Money Indebtedness and any Refinancing Indebtedness in respect of such Indebtedness, subject to aggregate limitation set forth in clause (q) of this definition,

(d) Indebtedness arising in connection with the endorsement of instruments or other payment items for deposit,

(e) Indebtedness consisting of (i) unsecured guarantees incurred in the ordinary course of business with respect to surety and appeal bonds, performance bonds, bid bonds, appeal bonds, completion guarantee and similar obligations (including, but not limited to such obligations arising in connection with worker’s compensation claims, unemployment insurance, health benefits and other social security legislation and local, state and federal payroll taxes) and obligations arising in the ordinary course of business in connection with self-insurance or similar requirements; (ii) unsecured guarantees arising with respect to customary indemnification obligations to purchasers in connection with Permitted Dispositions; and (iii) unsecured guarantees with respect to Indebtedness of any Loan Party or one of its Subsidiaries, to the extent that the Person that is obligated under such guaranty could have incurred such underlying Indebtedness as Permitted Indebtedness hereunder,

(f) unsecured Indebtedness of any Loan Party that is incurred on the date of the consummation of a Permitted Acquisition solely for the purpose of consummating such Permitted Acquisition so long as (i) no Event of Default has occurred and is continuing or would result therefrom, (ii) such unsecured Indebtedness is not incurred for working capital purposes, (iii) such unsecured Indebtedness does not mature prior to the date that is 91 days after the Maturity Date, (iv) such unsecured Indebtedness does not amortize until 91 days after the Maturity Date, (v) such unsecured Indebtedness does not provide for the payment of interest thereon in cash or Cash Equivalents prior to the date that is 91 days after the Maturity Date, and (vi) such Indebtedness is subordinated in right of payment to the Obligations on terms and conditions reasonably satisfactory to Lender and is otherwise on terms and conditions (including economic terms and absence of covenants) reasonably satisfactory to Lender,

(g) Acquired Secured Indebtedness, subject to aggregate limitation set forth in (q) of the definition of Permitted Indebtedness,

(h) Indebtedness incurred in the ordinary course of business under performance, surety, statutory, or appeal bonds,

(i) Indebtedness owed to any Person providing property, casualty, liability, or other insurance to any Loan Party or any of its Subsidiaries, so long as the amount of such Indebtedness is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the year in which such Indebtedness is incurred and such Indebtedness is outstanding only during such year,

(j) the incurrence by any Loan Party or its Subsidiaries of Indebtedness under Hedge Agreements that is incurred for the bona fide purpose of hedging the interest rate, commodity, or foreign currency risks associated with such Loan Party’s or such Subsidiary’s operations and not for speculative purposes,

(k) Indebtedness incurred in the ordinary course of business in respect of credit cards, credit card processing services, debit cards, stored value cards, commercial cards (including so-called “purchase cards”, “procurement cards” or “p-cards”), or Cash Management Services,

(l) unsecured Indebtedness of any Loan Party owing to former or current employees, directors, or consultants (or any spouses, ex-spouses, or estates of any of the foregoing) incurred in connection with the repurchase or redemption by such Loan Party of the Equity Interests of Borrower that has been issued to such Persons, so long as no Default or Event of Default has occurred and is continuing or would result from the incurrence of such Indebtedness, (ii) the aggregate amount of all such Indebtedness outstanding at any one time does not exceed $1,200,000, and (iii) such Indebtedness is subordinated in right of payment to the Obligations on terms and conditions reasonably acceptable to Lender,

(m) contingent liabilities in respect of any indemnification obligation, adjustment of purchase price, non-compete, or similar obligation of any Loan Party incurred in connection with the consummation of one or more Permitted Acquisitions,

(n) Indebtedness comprising Permitted Investments,

(o) unsecured Indebtedness incurred in respect of netting services, overdraft protection, and other like services, in each case, incurred in the ordinary course of business,

(p) unsecured Indebtedness of any Loan Party or its Subsidiaries in respect of Earn-Outs owing to sellers of assets or Equity Interests to such Loan Party or its Subsidiaries that is incurred in connection with the consummation of one or more Permitted Acquisitions so long as such unsecured Indebtedness is on terms and conditions reasonably acceptable to Lender,

(q) other Indebtedness incurred after the Closing Date (including in respect of letters of credit, banker’s acceptances or similar arrangements) in an aggregate amount not to exceed (i) for all Subsidiaries of Loan Parties that are not Loan Parties, in aggregate with Indebtedness of such Subsidiaries under clauses (c) (including Capital Lease Obligations arising under clause (r) of Permitted Dispositions without duplication for Capital Lease Obligations included under clause (x) of the definition of Permitted Indebtedness), and (g) of the definition of Permitted Indebtedness, $12,000,000 at any time outstanding; provided, that such Indebtedness is not directly or indirectly recourse to any of the Loan Parties or to such Loan Parties’ assets, and (ii) for all Loan Parties, in aggregate with Indebtedness of the Loan Party’s permitted under clauses (c) (including Capital Lease Obligations arising under clause (r) of Permitted Dispositions without duplication for Capital Lease Obligations included under clause (x) of the definition of Permitted Indebtedness), (f), and (g) of the definition of Permitted Indebtedness, $12,000,000 at any time outstanding,

(r) accrual of interest, accretion or amortization of original issue discount, or the payment of interest in kind, in each case, on Indebtedness that otherwise constitutes Permitted Indebtedness,

(s) Subordinated Indebtedness in an amount not to exceed $12,000,000 outstanding at any one time,

(t) Indebtedness arising from judgments or decrees not deemed to be a Default or Event of Default under Section 8.3,

(u) Indebtedness to trade creditors in the ordinary course of business,

(v) Indebtedness relating to tenant improvement loans and real estate commissions, if incurred in the ordinary course of business,

(w) guarantee of obligations incurred in the ordinary course of business to support obligations not constituting Indebtedness for borrowed money of any Loan Party, including, without limitations, obligations of a Loan Party owing to suppliers, customers, lessors and licensors,

(x) without duplication for Capital Lease Obligations included under clause (q) of the definition of Permitted Indebtedness, other Indebtedness incurred after the Closing Date by Subsidiaries of a Loan Party that are not Loan Parties in connection with sale and leaseback transactions permitted under clause (r) of the definition of Permitted Dispositions so long as the aggregate amount of all such Indebtedness outstanding at any one time does not exceed $12,000,000;

(y) any other unsecured Indebtedness incurred by any Loan Party or any of its Subsidiaries in an aggregate outstanding amount not to exceed $1,200,000 at any one time; and

(z) Indebtedness incurred under the Existing Wells Facility and any Refinancing Indebtedness in respect thereof; provided that the aggregate principal amount of any revolving or term loans thereunder shall not exceed $75,000,000 at any time outstanding; and

(aa) Bank Product Obligations and any Refinancing Indebtedness in respect thereof, in each case not to exceed $10,000,000 at any time outstanding.

“Permitted Intercompany Advances” means loans made by (a) a Loan Party to another Loan Party, (b) a Subsidiary of a Loan Party that is not a Loan Party to another Subsidiary of a Loan Party that is not a Loan Party, (c) a Subsidiary that is not a Loan Party to a Loan Party so long as such loan is subordinated to the Obligations pursuant to the Intercompany Subordination Agreement, (d) a Loan Party to a Subsidiary that is not a Loan Party in an aggregate principal amount not to exceed in any fiscal year $24,000,000 less any Investments made in such fiscal year which are permitted under clause (s)(iii) of the definition of Permitted Investments and so long as with respect to all loans under clause (d) above, (i) no Event of Default has occurred and is continuing or would result therefrom and (ii) at any time prior to termination of the Existing Wells Facility, immediately after giving effect to the advance of any such loan and at all times during the 30 consecutive days immediately preceding the date of such advance, the Borrower has Excess Availability in an amount not less than 24% of the then applicable Maximum Revolver Amount; provided, that this shall not be deemed to permit guaranties by a Loan Party of Permitted Indebtedness under clause (q) of the definition of Permitted Indebtedness of its Subsidiaries that are not Loan Parties.

“Permitted Investments” means:

(a) Investments in cash and Cash Equivalents,

(b) Investments in negotiable instruments deposited or to be deposited for collection in the ordinary course of business,

(c) advances made in connection with purchases of goods or services in the ordinary course of business,

(d) Investments received in settlement of amounts due to any Loan Party or any of its Subsidiaries effected in the ordinary course of business or owing to any Loan Party or any of its Subsidiaries as a result of Insolvency Proceedings involving an account debtor or upon the foreclosure or enforcement of any Lien in favor of a Loan Party or its Subsidiaries,

(e) Investments owned by any Loan Party or any of its Subsidiaries on the Closing Date and set forth on Schedule P-1 of the Disclosure Letter,

(f) guarantees permitted under the definition of Permitted Indebtedness,

(g) Permitted Intercompany Advances,

(h) Equity Interests or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due or owing to a Loan Party or its Subsidiaries (in bankruptcy of customers or suppliers or otherwise outside the ordinary course of business) or as security for any such Indebtedness or claims,

(i) deposits of cash made in the ordinary course of business to secure performance of operating leases and other commercial contracts,

(j) (i) non-cash loans and advances to employees, officers, and directors of a Loan Party or any of its Subsidiaries for the purpose of purchasing Equity Interests in Borrower so long as the proceeds of such loans are used in their entirety to purchase such Equity Interests in Borrower, and (ii) loans and advances to employees, directors and officers of a Loan Party or any of its Subsidiaries in the ordinary course of business for any other business purpose, including but not limited to moving, entertainment, travel and other similar expenses in an aggregate amount outstanding at any one time not to exceed $1,200,000,

(k) Permitted Acquisitions and Investments made prior to a Permitted Acquisition consisting of reasonable earnest money deposits, working capital, working fees or other similar prepaid consideration or similar amounts that would be applied toward consideration upon consummation of such Permitted Acquisition (in each case whether or not refundable under any circumstance),

(l) Investments in the form of capital contributions and the acquisition of Equity Interests made by any Loan Party in any other Loan Party (other than capital contributions to or the acquisition of Equity Interests of Borrower),

(m) Investments resulting from entering into (i) Bank Product Agreements, or (ii) agreements relative to obligations permitted under clause (j) of the definition of Permitted Indebtedness,

(n) equity Investments by any Loan Party in any Subsidiary of such Loan Party which is required by law to maintain a minimum net capital requirement or as may be otherwise required by applicable law,

(o) Investments held by a Person acquired in a Permitted Acquisition to the extent that such Investments were not made in contemplation of or in connection with such Permitted Acquisition and were in existence on the date of such Permitted Acquisition,

(p) sales on open accounts in the ordinary course of business,

(q) Investments in connection with joint ventures or strategic alliances in the ordinary course of business consisting of non-exclusive licensing of technology, the development of technology or the providing of technical support in an aggregate amount which in aggregate with Investments permitted under clause (u) of this definition shall not exceed $12,000,000 in any fiscal year; provided, that, at any time prior to termination of the Existing Wells Facility, immediately after giving effect to any such Investment and at all times during the 30 consecutive days immediately preceding the date of such Investment, the Borrower shall have Excess Availability in an amount not less than 24% of the then applicable Maximum Revolver Amount, and provided, further, no such Investment shall be a transfer of Intellectual Property except to the extent such transfer would constitute a Permitted Disposition under clause (d) of the definition of Permitted Disposition,

(r) Investments consisting of note receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business; provided that, this subparagraph shall not apply to Investments of Borrower in any Subsidiary,

(s) Investments (i) by any Loan Party in any other Loan Party, (ii) by any Subsidiary of a Loan Party that is not a Loan Party in any Loan Party and (iii) by any Loan Party to any Subsidiary of any Loan Party that is not a Loan Party in an aggregate amount not to exceed in any fiscal year $24,000,000 less any Permitted Intercompany Advances under clause (d) of the definition of Permitted Intercompany Advances which are made in such fiscal year; provided, that with respect to Investments permitted under this clause (iii), (x) no Event of Default has occurred and is continuing or would result therefrom, (y) at any time prior to termination of the Existing Wells Facility, immediately after giving effect to any such Investment and at all times during the 30 consecutive days immediately preceding the date of such Investment, the Borrower shall have Excess Availability in an amount not less than 24% of the then applicable Maximum Revolver Amount and (z) no such Investment shall be a transfer of Intellectual Property except to the extent such transfer would constitute a Permitted Disposition under clause (d) of the definition of Permitted Disposition; provided, further, that this shall not be deemed to permit guaranties by a Loan Party of Permitted Indebtedness under clause (q) of the definition of Permitted Indebtedness of its Subsidiaries that are not Loan Parties,

(t) so long as no Event of Default has occurred and is continuing or would result therefrom, any other Investments in an aggregate amount which in aggregate with Investments permitted under clause (q) of this definition, shall not exceed $12,000,000 in a fiscal year; provided, that, at any time prior to termination of the Existing Wells Facility, immediately after giving effect to any such Investment and at all times during the 30 consecutive days immediately preceding the date of such Investment, the Borrower shall have Excess Availability in an amount not less than 24% of the then applicable Maximum Revolver Amount.

“Permitted Liens” means:

(a) Liens securing obligations described in clause (z) and clause (aa) of the definition of “Permitted Indebtedness”,

(b) Liens for unpaid taxes, assessments, or other governmental charges or levies that either (i) are not yet delinquent, or (ii) are the subject of Permitted Protests,

(c) judgment Liens arising solely as a result of the existence of judgments, orders, or awards that do not constitute an Event of Default under Section 8.3 of this Agreement,

(d) Liens set forth on Schedule P-2 of the Disclosure Letter; provided, that to qualify as a Permitted Lien, any such Lien described on Schedule P-2 of the Disclosure Letter shall only secure the Indebtedness that it secures on the Closing Date and any Refinancing Indebtedness in respect thereof,

(e) the interests of lessors under operating leases and non-exclusive licensors under license agreements,

(f) purchase money Liens on fixed assets or the interests of lessors under Capital Leases to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness and so long as (i) such Lien attaches only to the fixed asset purchased or acquired and the proceeds thereof, and (ii) such Lien only secures the Indebtedness that was incurred to acquire the fixed asset purchased or acquired or any Refinancing Indebtedness in respect thereof,

(g) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent, or (ii) are the subject of Permitted Protests,

(h) Liens on amounts deposited to secure Borrower’s and its Subsidiaries’ obligations in connection with worker’s compensation or other unemployment insurance or other social security obligations,

(i) Liens on amounts deposited to secure Borrower’s and its Subsidiaries’ obligations in connection with the making or entering into of bids, tenders, or leases in the ordinary course of business and not in connection with the borrowing of money,

(j) Liens on amounts deposited to secure Borrower’s and its Subsidiaries’ reimbursement obligations with respect to surety, performance or appeal bonds or to secure the performance of bids, trade and commercial contracts, leases, statutory obligations and other obligations of a like nature, in each case incurred or obtained in the ordinary course of business,

(k) with respect to any Real Property, encumbrances, easements, rights of way, and zoning restrictions, building ordinances, minor survey exceptions, title defects or other irregularities or encumbrances on real property, governmental restrictions on the use of Real Property and liens (other than liens securing Indebtedness for borrowed money) in favor of governmental authorities and public utilities that do not, in the aggregate, materially interfere with or impair the use or operation of any Real Property,

(l) licenses of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business so long as such licenses constitute Permitted Dispositions under clause (d) of the definition of Permitted Dispositions , and leases or subleases of Real Property (which may be exclusive) granted in the ordinary course of business,

(m) Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is the subject of permitted Refinancing Indebtedness and so long as the replacement Liens only encumber those assets that secured the original Indebtedness,

(n) (i) rights of setoff or bankers’ liens upon deposits of funds in favor of banks or other depository institutions, solely to the extent incurred in connection with the maintenance of such Deposit Accounts in the ordinary course of business (ii) rights of setoff and similar arrangements and liens in favor of securities intermediaries to secure customary fees and similar amounts related to security accounts, and (iii) Liens attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business and not for speculative purposes,

(o) Liens granted in the ordinary course of business on the unearned portion of insurance premiums securing the financing of insurance premiums to the extent the financing is permitted under the definition of Permitted Indebtedness,

(p) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods,

(q) Liens solely on any cash earnest money deposits, escrow arrangements or other similar arrangements made by a Loan Party or any of its Subsidiaries in connection with any letter of intent or purchase agreement with respect to a Permitted Acquisition or other acquisition of assets permitted hereunder,

(r) Liens assumed by any Loan Party or its Subsidiaries in connection with a Permitted Acquisition that secure Acquired Secured Indebtedness,

(s) in connection with the sale, lease or other transfer of assets in a transaction permitted under Section 6.4, Liens existing or deemed to exist by virtue of customary rights and restrictions contained in agreements relating to such sale, lease or other transfer pending the completion thereof,

(t) Precautionary UCC or similar filings in respect of true leases,

(u) Liens on assets of any Foreign Subsidiary to secure Indebtedness permitted pursuant to clause (q) of the definition of “Permitted Indebtedness”,

(v) Liens securing letters of credit incurred in the ordinary course of business, and

(w) other Liens which do not secure Indebtedness for borrowed money or letters of credit and as to which the aggregate amount of the obligations secured thereby does not exceed $1,200,000.

“Permitted Protest” means the right of any Loan Party or any of its Subsidiaries to protest any Lien, taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment; provided, that (a) a reserve with respect to such obligation is established on such Loan Party’s or its Subsidiaries’ books and records in such amount as is required under GAAP and (b) any such protest is instituted promptly and prosecuted diligently by such Loan Party or its Subsidiary, as applicable, in good faith.

“Permitted Purchase Money Indebtedness” means, as of any date of determination, Indebtedness (other than the Obligations, but including Capitalized Lease Obligations), incurred after the Closing Date and at the time of, or within 120 days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof.

“Person” means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

“Prime Rate” means (a) the rate of interest per annum from time to time published in the Money Rates section of The Wall Street Journal or any successor publication thereto as the “prime rate” (or its successor) as in effect from time to time or (b) if the Prime Rate cannot be determined by reference to the foregoing clause (a), the rate of interest publicly announced from time to time by Wells Fargo Bank as its “prime rate”; provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Agreement. Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

“Purchase Price” means, with respect to any Acquisition, an amount equal to the aggregate consideration, whether cash, property or securities (including the fair market value of any Equity Interests of Borrower issued in connection with such Acquisition and including the maximum amount of Earn-Outs), paid or delivered by a Loan Party or one of its Subsidiaries in connection with such Acquisition (whether paid at the closing thereof or payable thereafter and whether fixed or contingent), but excluding therefrom (a) any cash of the seller and its Affiliates used to fund any portion of such consideration, and (b) any cash or Cash Equivalents acquired in connection with such Acquisition.

“Qualified Equity Interests” means and refers to any Equity Interests issued by Borrower (and not by one or more of its Subsidiaries) that is not a Disqualified Equity Interest.

“Real Property” means any estates or interests in real property now owned or hereafter acquired by any Loan Party or one of its Subsidiaries and the improvements thereto.

“Recipient” means Lender.

“Record” means information that is inscribed on a tangible medium or that is stored in an electronic or other medium and is retrievable in perceivable form.

“Refinancing Indebtedness” means refinancings, renewals, or extensions of Indebtedness so long as:

(a) such refinancings, renewals, or extensions do not result in an increase in the principal amount of the Indebtedness so refinanced, renewed, or extended, other than by the amount of premiums paid thereon and the fees and expenses incurred in connection therewith and by the amount of unfunded commitments with respect thereto,

(b) such refinancings, renewals, or extensions do not result in a shortening of the final stated maturity or the average weighted maturity (measured as of the refinancing, renewal, or extension) of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions that, taken as a whole, are or could reasonably be expected to be materially adverse to the interests of the Lender,

(c) if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension must include subordination terms and conditions that are at least as favorable to the Lender as those that were applicable to the refinanced, renewed, or extended Indebtedness,

(d) the Indebtedness that is refinanced, renewed, or extended is not recourse to any Person that is liable on account of the Obligations other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed, or extended,

(e) if the Indebtedness that is refinanced, renewed or extended was unsecured, such refinancing, renewal or extension shall be unsecured, and

(f) if the Indebtedness that is refinanced, renewed, or extended was secured (i) such refinancing, renewal, or extension shall be secured by substantially the same or less collateral as secured such refinanced, renewed or extended Indebtedness on terms no less favorable to Lender and (ii) the Liens securing such refinancing, renewal or extension shall not have a priority more senior than the Liens securing such Indebtedness that is refinanced, renewed or extended.

“Register” has the meaning set forth in Section 13.1(h) of this Agreement.

“Registered Loan” has the meaning set forth in Section 13.1(h) of this Agreement.

“Related Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered, advised or managed by (a) Lender, (b) an Affiliate of Lender, or (c) an entity or an Affiliate of an entity that administers, advises or manages Lender.

“Remedial Action” means all actions taken to (a) clean up, remove, remediate, contain, treat, monitor, assess, evaluate, or in any way address Hazardous Materials in the indoor or outdoor environment, (b) prevent or minimize a release or threatened release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) restore or reclaim natural resources or the environment, (d) perform any pre-remedial studies, investigations, or post-remedial operation and maintenance activities, or (e) conduct any other actions with respect to Hazardous Materials required by Environmental Laws.

“Representatives” has the meaning given thereto in the Merger Agreement.

“Requisite Stockholder Approval” has the meaning given thereto in the Merger Agreement.

“Restricted Payment” means (a) any declaration or payment of any dividend or the making of any other payment or distribution, directly or indirectly, on account of Equity Interests issued by Borrower or any of its Subsidiaries (including any payment in connection with any merger or consolidation involving Borrower) or to the direct or indirect holders of Equity Interests issued by Borrower or any of its Subsidiaries in their capacity as such (other than dividends or distributions payable in Qualified Equity Interests issued by Borrower or any of its Subsidiaries, or (b) any purchase, redemption, making of any sinking fund or similar payment, or other acquisition or retirement for value (including in connection with any merger or consolidation involving Borrower) of any Equity Interests issued by Borrower or any of its Subsidiaries,(but excluding any exchange solely for Qualified Equity Interests), or (c) any making of any payment to retire, or to obtain the surrender of, any outstanding warrants, options, or other rights to acquire Equity Interests of Borrower or any of its Subsidiaries now or hereafter outstanding.

“Sanctioned Entity” means (a) a country or territory or a government of a country or territory, (b) an agency of the government of a country or territory, (c) an organization directly or indirectly controlled by a country or territory or its government, or (d) a Person resident in or determined to be resident in a country or territory, in each case of clauses (a) through (d) that is a target of Sanctions, including a target of any country sanctions program administered and enforced by OFAC.

“Sanctioned Person” means, at any time (a) any Person named on the list of Specially Designated Nationals and Blocked Persons maintained by OFAC, OFAC’s consolidated Non-SDN list or any other Sanctions-related list maintained by any Governmental Authority, (b) a Person or legal entity that is a target of Sanctions, (c) any Person operating, organized or resident in a Sanctioned Entity, or (d) any Person directly or indirectly owned or controlled (individually or in the aggregate) by or acting on behalf of any such Person or Persons described in clauses (a) through (c) above.

“Sanctions” means individually and collectively, respectively, any and all economic sanctions, trade sanctions, financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes anti-terrorism laws and other sanctions laws, regulations (including without limitation, the Export Administration Regulations), or embargoes, including those imposed, administered or enforced from time to time by: (a) the United States of America, including those administered by OFAC, the U.S. Department of State, the U.S. Department of Commerce, or through any existing or future executive order, (b) the United Nations Security Council, (c) the European Union or any European Union member state, (d) Her Majesty’s Treasury of the United Kingdom, or (d) any other Governmental Authority with jurisdiction over any Lender or any Loan Party or any of their respective Subsidiaries or Affiliates.

“S&P” has the meaning specified therefor in the definition of Cash Equivalents.

“SEC” means the United States Securities and Exchange Commission and any successor thereto.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor statute.

“Solvent” means, with respect to any Person as of any date of determination, that (a) at fair valuations, the sum of such Person’s debts (including contingent liabilities) is less than all of such Person’s assets, (b) such Person is not engaged in a business or transaction for which the remaining assets of such Person are unreasonably small in relation to the business or transaction or for which the property remaining with such Person is an unreasonably small capital, (c) such Person has not incurred debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise), and (d) such Person is “solvent” or not “insolvent”, as applicable within the meaning given those terms and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).

“Stated Maturity Date” means January 14, 2024.

“Subordinated Indebtedness” means any Indebtedness of any Loan Party or its Subsidiaries incurred from time to time that is subordinated in right of payment to the Obligations and is subject to a subordination agreement or contains terms and conditions of subordination that are reasonably acceptable to Lender.

“Subsidiary” of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the Equity Interests having ordinary voting power to elect a majority of the Board of Directors of such corporation, partnership, limited liability company, or other entity.

“Superior Proposal” has the meaning given thereto in the Merger Agreement.

“Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Taxes” means any taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein, and all interest, penalties or similar liabilities with respect thereto.

“Third Party” has the meaning given thereto in the Merger Agreement

“United States” means the United States of America.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the IRC.

“Voidable Transfer” has the meaning specified therefor in Section 17.8 of this Agreement.

“Wells Fargo” means Wells Fargo Bank, National Association, a national banking association.

1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP; provided, that if Borrower notifies Lender that Borrower requests an amendment to any provision hereof to eliminate the effect of any Accounting Change occurring after the Closing Date or in the application thereof on the operation of such provision (or if Lender notifies Borrower that Lender requests an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such Accounting Change or in the application thereof, then Lender and Borrower agree that they will negotiate in good faith amendments to the provisions of this Agreement that are directly affected by such Accounting Change with the intent of having the respective positions of the Lender and Borrower after such Accounting Change conform as nearly as possible to their respective positions immediately before such Accounting Change took effect and, until any such amendments have been agreed upon and agreed to by the Lender, the provisions in this Agreement shall be calculated as if no such Accounting Change had occurred. When used herein, the term “financial statements” shall include the notes and schedules thereto. Whenever the term “Borrower” is used in respect of a financial covenant or a related definition, it shall be understood to mean the Loan Parties and their Subsidiaries on a consolidated basis, unless the context clearly requires otherwise. Notwithstanding anything to the contrary contained herein, (a) all financial statements delivered hereunder shall be prepared, and all financial covenants contained herein shall be calculated, without giving effect to any election under the Statement of Financial Accounting Standards Board’s Accounting Standards Codification Topic 825 (or any similar accounting principle) permitting a Person to value its financial liabilities or Indebtedness at the fair value thereof, and (b) the term “unqualified opinion” as used herein to refer to opinions or reports provided by accountants shall mean an opinion or report that is (i) unqualified, and (ii) does not include any explanation, supplemental comment, or other comment concerning the ability of the applicable Person to continue as a going concern or concerning the scope of the audit, provided, that it shall not be a violation of this

Agreement if the opinion and report accompanying the financial statements for the fiscal year ending immediately prior to the Stated Maturity Date is subject to a “going concern” or other qualification solely as a result of such impending Stated Maturity Date. For purposes of calculations made pursuant to the terms of this Agreement, GAAP will be deemed to treat operating and capital leases in a manner consistent with their current treatment under GAAP as in effect on the Closing Date, notwithstanding any modifications or interpretive changes thereto that may occur thereafter.

1.3 Code. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein; provided, that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern.

1.4 Construction. Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties. Any reference herein or in any other Loan Document to the satisfaction, repayment, or payment in full of the Obligations shall mean (a) the payment or repayment in full in immediately available funds of (i) the principal amount of, and interest accrued and unpaid with respect to, all outstanding Loans, together with the payment of any premium applicable to the repayment of the Loans, (ii) all Lender Expenses that have been accrued and are unpaid regardless of whether demand has been made thereof, and (iii) all fees or charges that have accrued hereunder or under any other Loan Document and are unpaid, (b) the payment or repayment in full in immediately available funds of all other outstanding Obligations other than unasserted contingent indemnification Obligations, and (c) the termination of all of the Commitments of the Lender. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record.

1.5 Time References. Unless the context of this Agreement or any other Loan Document clearly requires otherwise, all references to time of day refer to Pacific standard time or Pacific daylight saving time, as in effect in Los Angeles, California on such day. For purposes of the computation of a period of time from a specified date to a later specified date, unless otherwise expressly provided, the word “from” means “from and including” and the words “to” and “until” each means “to and including”; provided, that with respect to a computation of fees or interest payable to Lender, such period shall in any event consist of at least one full day.

1.6 Schedules and Exhibits. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

1.7 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

2. LOANS AND TERMS OF PAYMENT.

2.1 Delayed Draw Term Loans.

(a) Subject to the terms and conditions of this Agreement, and solely during the Availability Period, Lender agrees to make delayed draw term loans (each, a “Delayed Draw Term Loans” and collectively, “Delayed Draw Term Loans”) to Borrower in an aggregate principal amount not to exceed the Commitment.

(b) Amounts borrowed pursuant to this Section 2.1 that are prepaid or repaid may not be reborrowed. The outstanding principal amount of the Delayed Draw Term Loans, together with interest accrued and unpaid thereon, shall constitute Obligations and shall be due and payable on the Maturity Date or, if earlier, on the date on which they otherwise become due and payable pursuant to the terms of this Agreement. Borrower hereby authorizes Lender to set off and apply any and all amounts at any time owing to Borrower (including any Parent Termination Fee) or otherwise payable by Lender to Borrower against any amount due to Lender under the Loan Documents.

2.2 [Intentionally Omitted.]

2.3 Borrowing Procedures and Settlements.

(a) Procedure for Borrowing Delayed Draw Term Loans. Each Borrowing shall be made by a written request by an Authorized Person delivered to Lender and received by Lender no later than 11:00 a.m. on the Business Day that is at least ten, but no more than fifteen Business Days prior to the requested Funding Date , specifying (A) the amount of such Borrowing, and (B) the requested Funding Date (which shall be a Business Day); provided, that Lender may, in its sole discretion, elect to accept as timely requests that are received later than the timeframes set forth in this Section 2.3(a); provided, further, that each Delayed Draw Term Loan shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $10,000,000 (or such lesser amounts as approved by Lender in its sole discretion).

(b) [Reserved].

(c) Making of Delayed Draw Term Loans. On the applicable Funding Date, Lender shall make available to Borrower the amount of the Borrowing requested pursuant to Section 2.3(a) by transferring immediately available funds equal to such amount to the Designated Account.

(d) [Reserved].

(e) [Reserved].

(f) Notation. Consistent with Section 13.1(h), Lender, as a non-fiduciary agent for Borrower, shall maintain a register showing the principal amount and stated interest of the Delayed Draw Term Loans owing to Lender, and Lender’s interests therein and such register shall, absent manifest error, conclusively be presumed to be correct and accurate.

(g) [Reserved].

(h) [Reserved].

2.4 Payments; Reductions of Commitments; Prepayments.

(a) Payments by Borrower.

(i) Except as otherwise expressly provided herein, all payments by Borrower shall be made to Lender’s Account for the account of the Lender and shall be made in immediately available funds, no later than 1:30 p.m. on the date specified herein. Any payment received by Lender later than 1:30 p.m. shall be deemed to have been received (unless Lender, in its sole discretion, elects to credit it on the date received) on the following Business Day and any applicable interest or fee shall continue to accrue until such following Business Day.

(ii) [Reserved]

(b) Apportionment and Application.

(i) [Reserved].

(ii) Subject to Section 2.4(b)(v), and Section 2.4(d), all payments to be made hereunder by Borrower shall be remitted to Lender and all such payments shall be applied, so long as no Application Event has occurred and is continuing, to reduce the balance of the Delayed Draw Term Loans outstanding and, thereafter, to Borrower (to be wired to the Designated Account) or such other Person entitled thereto under applicable law.

(iii) At any time that an Application Event has occurred and is continuing, subject to the terms of the Intercreditor Agreement, all payments remitted to Lender shall be applied as follows:

(A) first, to pay any Lender Expenses (including cost or expense reimbursements) or indemnities then due to Lender under the Loan Documents, until paid in full,

(B) second, to pay any fees or premiums then due to Lender under the Loan Documents, until paid in full,

(C) third, to pay interest accrued in respect of the Delayed Draw Term Loans, until paid in full,

(D) fourth, to pay the principal of all Delayed Draw Term Loans, until paid in full,

(E) fifth, to pay any other Obligations, and

(F) sixth, to Borrower (to be wired to the Designated Account) or such other Person entitled thereto under applicable law.

(iv) [Reserved].

(v) In each instance, so long as no Application Event has occurred and is continuing, Section 2.4(b)(ii) shall not apply to any payment made by Borrower to Lender and specified by Borrower to be for the payment of specific Obligations then due and payable (or prepayable) under any provision of this Agreement or any other Loan Document.

(vi) For purposes of Section 2.4(b)(iii), “paid in full” of a type of Obligation means payment in cash or immediately available funds of all amounts owing on account of such type of Obligation, including interest accrued after the commencement of any Insolvency Proceeding, default interest, interest on interest, and expense reimbursements, irrespective of whether any of the foregoing would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding.

(vii) In the event of a direct conflict between the priority provisions of this Section 2.4 and any other provision contained in this Agreement or any other Loan Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, then the terms and provisions of this Section 2.4 shall control and govern.

(c) Reduction of Commitments. The Commitments shall terminate on the Maturity Date or earlier termination thereof pursuant to the terms of this Agreement. Borrower may reduce the Commitments, without premium or penalty. Each such reduction shall be in an amount which is not less than $5,000,000 (unless the Commitments are being reduced to zero), shall be made by providing not less than ten Business Days prior written notice to Lender, and shall be irrevocable. The Commitments, once reduced, may not be increased. In connection with any reduction in the Commitments prior to the Maturity Date, if any Loan Party or any of its Subsidiaries owns any Margin Stock, Borrower shall deliver to Lender documentation as Lender shall reasonably request, in order to enable the Lender to comply with any of the requirements under Regulations T, U or X of the Federal Reserve Board.

(d) Optional Prepayments. Borrower may prepay all, but not less than all, of the outstanding principal amount of Delayed Draw Term Loan upon no less than 30 days’ prior written notice to Lender and Wells Fargo; provided, that any such prepayment shall be accompanied by (i) payment of all accrued and unpaid interest on the Delayed Draw Term Loans and (ii) the termination of the Commitments in full.

2.5 Promise to Pay; Promissory Notes.

(a) Borrower agrees to pay the Lender Expenses on the earlier of (i) the first day of the month following the date on which the applicable Lender Expenses were first incurred, or (ii) the date on which demand therefor is made by Lender (it being acknowledged and agreed that any charging of such costs, expenses or Lender Expenses to the Loan Account pursuant to the provisions of Section 2.6(d) shall be deemed to constitute a demand for payment thereof for the purposes of this subclause (ii)). Borrower promises to pay all of the Obligations (including principal, interest, premiums, if any, fees, costs, and expenses (including Lender Expenses)) in full on the Maturity Date or, if earlier, on the date on which the Obligations become due and payable pursuant to the terms of this Agreement. Borrower agrees that its obligations contained in the first sentence of this Section 2.5(a) shall survive payment or satisfaction in full of all other Obligations.

(b) Lender may request that any portion of its Commitments or the Loans made by it be evidenced by one or more promissory notes. In such event, Borrower shall execute and deliver to Lender the requested promissory notes payable to the order of Lender in a form furnished by Lender and reasonably satisfactory to Borrower. Thereafter, the portion of the Commitments and Loans evidenced by such promissory notes and interest thereon shall at all times be represented by one or more promissory notes in such form payable to the order of the payee named therein.

2.6 Interest Rates: Rates, Payments, and Calculations.

(a) Interest Rates. Except as provided in Section 2.6(c), all Obligations that have been charged to the Loan Account pursuant to the terms hereof shall bear interest at a floating per annum rate equal to the Prime Rate.

(b) [Reserved].

(c) Default Rate. (i) Automatically upon the occurrence and during the continuation of an Event of Default under Section 8.4 or 8.5 and (ii) upon the occurrence and during the continuation of any other Event of Default (other than an Event of Default under Section 8.4 or Section 8.5), all Loans and all Obligations that have been charged to the Loan Account pursuant to the terms hereof shall bear interest at a per annum rate equal to two percentage points above the per annum rate otherwise applicable thereunder.

(d) Payment. (i) All interest and all other fees payable hereunder or under any of the other Loan Documents shall be due and payable, in arrears, on the first day of each month; provided, however, that if at any time such payment shall be prohibited under the Intercreditor Agreement, such amounts shall be paid in kind (in lieu of cash) on such date by being capitalized and added to the unpaid principal balance of the Delayed Draw Term Loans and (ii) all costs and expenses payable hereunder or under any of the other Loan Documents, and all other Lender Expenses shall be due and payable on the earlier of (x) the first day of the month following the date on which the applicable costs, expenses, or Lender Expenses were first incurred, or (y) the date on which demand therefor is made by Lender (it being acknowledged and agreed that any charging of such costs, expenses or Lender Expenses to the Loan Account pursuant to the provisions of the following sentence shall be deemed to constitute demand for payment thereof for the purpose of this subclause (y)); provided, however, that if at any time such payment shall be prohibited under the Intercreditor Agreement, such amounts shall be paid in kind (in lieu of cash) by being capitalized and added to the unpaid principal balance of the Delayed Draw Term Loans. Borrower hereby authorizes Lender, from time to time without prior notice to Borrower, to charge to the Loan Account (A) on the first day of each month, all accrued and unpaid interest on the Delayed Draw Term Loans hereunder, (B) [reserved], (C) [reserved], (D) [reserved], (E) as and when due and payable, all other fees payable hereunder or under any of the other Loan Documents, (F) as and when incurred or accrued, all other Lender Expenses, and (G) as and when due and payable all other payment obligations payable under any Loan Document. All amounts (including interest, fees, costs, expenses, Lender Expenses, or other amounts payable hereunder or under any other Loan Document) charged to the Loan Account shall thereupon constitute Delayed Draw Term Loans hereunder, shall constitute Obligations hereunder, and shall initially accrue interest at the rate set forth in Section 2.6(a).

(e) Computation. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360 day year, in each case, for the actual number of days elapsed in the period during which the interest or fees accrue. In the event the Prime Rate is changed from time to time hereafter, the rates of interest hereunder based upon the Prime Rate automatically and immediately shall be increased or decreased by an amount equal to such change in the Prime Rate.

(f) Intent to Limit Charges to Maximum Lawful Rate. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrower and the Lender, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, that anything contained herein to the contrary notwithstanding, if such rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date of this Agreement, Borrower is and shall be liable only for the payment of such maximum amount as is allowed by law, and payment received from Borrower in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

2.7 Crediting Payments. The receipt of any payment item by Lender shall not be required to be considered a payment on account unless such payment item is a wire transfer of immediately available funds made to Lender’s Account or unless and until such payment item is honored when presented for payment. Should any payment item not be honored when presented for payment, then Borrower shall be deemed not to have made such payment. Anything to the contrary contained herein notwithstanding, any payment item shall be deemed received by Lender only if it is received into Lender’s Account on a Business Day on or before 1:30 p.m. If any payment item is received into Lender’s Account on a non-Business Day or after 1:30 p.m. on a Business Day (unless Lender, in its sole discretion, elects to credit it on the date received), it shall be deemed to have been received by Lender as of the opening of business on the immediately following Business Day.

2.8 Designated Account. Lender is authorized to make the Delayed Draw Term Loans under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person or, without instructions, if pursuant to Section 2.6(d). Borrower agrees to establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Delayed Draw Term Loans requested by Borrower and made by Lender hereunder. Unless otherwise agreed by Lender and Borrower, any Delayed Draw Term Loan requested by Borrower and made by Lender hereunder shall be made to the Designated Account.

2.9 Maintenance of Loan Account; Statements of Obligations. Lender shall maintain an account on its books in the name of Borrower (the “Loan Account”) on which Borrower will be charged with all Delayed Draw Term Loans made by Lender to Borrower or for Borrower’s account and with all other payment Obligations hereunder or under the other Loan Documents, including, accrued interest, fees and expenses, and Lender Expenses. In accordance with Section 2.7, the Loan Account will be credited with all payments received by Lender from Borrower or for Borrower’s account. Lender shall make available to Borrower upon request monthly statements regarding the Loan Account, including the principal amount of the Delayed Draw Term Loans, interest accrued hereunder, fees accrued or charged hereunder or under the other Loan Documents, and a summary itemization of all charges and expenses constituting Lender Expenses accrued hereunder or under the other Loan Documents, and each such statement, absent manifest error, shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrower and the Lender unless, within 30 days after Lender first makes such a statement available to Borrower, Borrower shall deliver to Lender written objection thereto describing the error or errors contained in such statement.

3. CONDITIONS; TERM OF AGREEMENT.

3.1 Conditions Precedent to the Initial Extension of Credit. The obligation of Lender to make the initial extensions of credit provided for hereunder is subject to the fulfillment, to the satisfaction of Lender, of each of the conditions precedent set forth on Schedule 3.1 to this Agreement (the making of such initial extensions of credit by Lender being conclusively deemed to be its satisfaction or waiver of the conditions precedent).

3.2 Conditions Precedent to all Extensions of Credit. The obligation of Lender to make any Delayed Draw Term Loans hereunder (or to extend any other credit hereunder) at any time shall be subject to the following conditions precedent:

(a) the representations and warranties of each Loan Party or its Subsidiaries contained in this Agreement or in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);

(b) no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof; and

(c) no event shall have occurred or circumstance shall exist which, in either case, has resulted, or could reasonably be expected to result in a Material Adverse Effect.

3.3 Maturity. The Commitments shall continue in full force and effect for a term ending on the Maturity Date (unless terminated earlier in accordance with the terms hereof).

3.4 Effect of Maturity. On the Maturity Date, all commitments of the Lender to provide additional credit hereunder shall automatically be terminated and all of the Obligations immediately shall become due and payable without notice or demand and Borrower shall be required to repay all of the Obligations in full. No termination of the obligations of the Lender (other than payment in full of the Obligations and termination of the Commitments) shall relieve or discharge any Loan Party of its duties, obligations, or covenants hereunder or under any other Loan Document.

3.5 Early Termination by Borrower. Borrower has the option, at any time upon thirty days’ (or such shorter period as may be agreed by Lender in its sole discretion) prior written notice to Lender, to repay all of the Obligations in full and terminate the Commitments. The foregoing notwithstanding, (a) Borrower may rescind termination notices or make such notices conditional upon the consummation of an acquisition or sale transaction or upon the effect thereof of other credit facilities or the receipt of proceeds from the issuance of Indebtedness, equity or other transaction relative to proposed payments in full of the Obligations with the proceeds of third party Indebtedness if the closing for such issuance or incurrence does not happen on or before the date of the proposed termination (in which case, a new notice shall be required to be sent in connection with any subsequent termination), and (b) Borrower may extend the date of termination at any time with the consent of Lender (which consent shall not be unreasonably withheld or delayed).

4. REPRESENTATIONS AND WARRANTIES.

In order to induce the Lender to enter into this Agreement, Borrower makes the following representations and warranties to the Lender which shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the Closing Date, and shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the date of the making of each Delayed Draw Term Loan (or other extension of credit)

made thereafter, as though made on and as of the date of such Delayed Draw Term Loan (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date), and such representations and warranties shall survive the execution and delivery of this Agreement:

4.1 Due Organization and Qualification; Subsidiaries.

(a) Each Loan Party and each of its Subsidiaries (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby.

(b) [Reserved].

(c) Set forth on Schedule 4.1(c) of the Disclosure Letter (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under this Agreement), is a complete and accurate list of the Loan Parties’ direct and indirect Subsidiaries, showing: (i) the number of shares of each class of common and preferred Equity Interests authorized for each of such Subsidiaries, and (ii) the number and the percentage of the outstanding shares of each such class and the number of shares of each such class owned directly or indirectly by such Loan Party. All of the outstanding Equity Interests of each such Subsidiary has been validly issued and is fully paid and non-assessable.

(d) Except as set forth on Schedule 4.1(d) of the Disclosure Letter, as of the Closing Date, there are no subscriptions, options, warrants, or calls relating to any shares of any Loan Party’s or any of its Subsidiaries’ Equity Interests, including any right of conversion or exchange under any outstanding security or other instrument. No Loan Party is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Equity Interests or any security convertible into or exchangeable for any of its Equity Interests.

4.2 Due Authorization; No Conflict.

(a) As to each Loan Party, the execution, delivery, and performance by such Loan Party of the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of such Loan Party.

(b) As to each Loan Party, the execution, delivery, and performance by such Loan Party of the Loan Documents to which it is a party do not and will not (i) violate any material provision of federal, state, or local law or regulation applicable to any Loan Party or its Subsidiaries, the Governing Documents of any Loan Party or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party or its Subsidiaries, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material agreement of any Loan Party or its Subsidiaries where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Loan Party, other than Permitted Liens, or (iv) require any approval of any holder of Equity Interests of a Loan Party or any approval or consent of any Person under any material agreement of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of material agreements, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect.

4.3 Governmental Consents. The execution, delivery, and performance by each Loan Party of the Loan Documents to which such Loan Party is a party and the consummation of the transactions contemplated by the Loan Documents do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, except for (i) registrations, consents, approvals, notices, or other actions (a) where the failure to obtain or perform the same could not reasonably be expected to have a Material Adverse Effect or (b) that have been obtained or performed and that are still in force and effect and (ii) [reserved], (iii) filings and recordings permitted to be made after the Closing Date pursuant to Section 3.6 and (iv) SEC filings required to be made in connection with the consummation of the transactions contemplated by this Agreement.

4.4 Binding Obligations. Each Loan Document has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

4.5 Title to Assets; No Encumbrances. Each of the Loan Parties and its Subsidiaries has (a) good, sufficient and legal title to (in the case of fee interests in Real Property), (b) valid leasehold interests in (in the case of leasehold interests in real or personal property), and (c) good and marketable title to (in the case of all other personal property), all of their respective assets reflected in their most recent financial statements delivered pursuant to Section 5.1, in each case except for assets disposed of since the date of such financial statements to the extent permitted hereby. All of such assets are free and clear of Liens except for Permitted Liens.

4.6 Litigation.

(a) Except as set forth on Schedule 4.6(a) of the Disclosure Letter, there are no actions, suits, or proceedings pending or, to the knowledge of Borrower, after due inquiry, threatened in writing against a Loan Party or any of its Subsidiaries that either individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect.

(b) Schedule 4.6(b) of the Disclosure Letter sets forth a complete and accurate description of each of the actions, suits, or proceedings with asserted liabilities in excess of, or that could reasonably be expected to result in liabilities in excess of, $6,000,000 that, as of the Closing Date, is pending or, to the knowledge of Borrower, after due inquiry, threatened in writing against a Loan Party or any of its Subsidiaries, of (i) the parties to such actions, suits or proceedings, (ii) the nature of the dispute that is the subject of such actions, suits or proceedings, (iii) the procedural status, as of the Closing Date, with respect to such actions, suits, or proceedings, and (iv) whether any liability of the Loan Parties’ and their Subsidiaries in connection with such actions, suits, or proceedings is covered by insurance.

4.7 Compliance with Laws. No Loan Party nor any of its Subsidiaries (a) is in violation of any applicable laws, rules, regulations, executive orders, or codes (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, or (b) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

4.8 No Material Adverse Effect. All historical financial statements relating to the Loan Parties and their Subsidiaries that have been delivered by Borrower to Lender have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and present fairly in all material respects, the Loan Parties’ and their Subsidiaries’ consolidated financial condition as of the date thereof and results of operations for the period then ended. Since December 31, 2020, no event, circumstance, or change has occurred that has or could reasonably be expected to result in a Material Adverse Effect.

4.9 Solvency.

(a) After the incurrence of all Obligations being incurred hereunder, Borrower is Solvent and the Loan Parties, taken as a whole, are Solvent.

(b) No transfer of property is being made by any Loan Party and no obligation is being incurred by any Loan Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of such Loan Party.

4.10 Employee Benefits. No Loan Party, none of their Subsidiaries, nor any of their ERISA Affiliates maintains or contributes to any Benefit Plan.

4.11 Environmental Condition. Except as set forth on Schedule 4.11 of the Disclosure Letter, (a) to Borrower’s knowledge, no Loan Party’s nor any of its Subsidiaries’ properties or assets has ever been used by a Loan Party, its Subsidiaries, or by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials, where such disposal, production, storage, handling, treatment, release or transport was in violation, in any material respect, of any applicable Environmental Law, (b) to Borrower’s knowledge, after due inquiry, no Loan Party’s nor any of its Subsidiaries’ properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a Hazardous Materials disposal site, (c) no Loan Party nor any of its Subsidiaries has received notice that a Lien arising under any Environmental Law has attached to any revenues or to any Real Property owned or operated by a Loan Party or its Subsidiaries, and (d) no Loan Party nor any of its Subsidiaries nor any of their respective facilities or operations is subject to any outstanding written order, consent decree, or settlement agreement with any Person relating to any Environmental Law or Environmental Liability that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

4.12 Complete Disclosure. All factual information taken as a whole (other than forward-looking information and projections and information of a general economic nature and general information about the industry of any Loan Party or its Subsidiaries) furnished by or on behalf of a Loan Party or its Subsidiaries in writing to Lender (including all information contained in the Schedules hereto or in the other Loan Documents) for purposes of or in connection with this Agreement or the other Loan Documents, and all other such factual information taken as a whole (other than forward-looking information and projections and information of a general economic nature and general information about the industry of any Loan Party or its Subsidiaries) hereafter furnished by or on behalf of a Loan Party or its Subsidiaries in writing to Lender will be, true and accurate, in all material respects, on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

4.13 Patriot Act. To the extent applicable, each Loan Party is in compliance, in all material respects, with the (a) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001, as amended) (the “Patriot Act”).

4.14 Indebtedness. Set forth on Schedule 4.14 of the Disclosure Letter is a true and complete list of all Indebtedness of each Loan Party and each of its Subsidiaries outstanding immediately prior to the Closing Date that is to remain outstanding immediately after giving effect to the closing hereunder on the Closing Date and such Schedule accurately sets forth the aggregate principal amount of such Indebtedness as of the Closing Date.

4.15 Payment of Taxes. Except as otherwise permitted under Section 5.5, all income and other material Tax returns and reports of each Loan Party and its Subsidiaries required to be filed by any of them have been timely filed, and all material Taxes shown on such Tax returns to be due and payable and all other material Taxes levied upon a Loan Party and its Subsidiaries and upon their respective assets, income, businesses and franchises that are due and payable have been paid when due and payable. Each Loan Party and each of its Subsidiaries have made adequate provision in accordance with GAAP for all Taxes not yet due and payable. No Borrower knows of any delinquent and unpaid Tax assessment against a Loan Party or any of its Subsidiaries that is not being actively contested by such Loan Party or such Subsidiary diligently, in good faith, and by appropriate proceedings and that if such contest is adversely determined, could reasonably be expected to result in a Material Adverse Effect; provided, that such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.

4.16 Margin Stock. Neither any Loan Party nor any of its Subsidiaries owns any Margin Stock or is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the loans made to Borrower will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock or for any purpose that violates the provisions of Regulation T, U or X of the Board of Governors. Neither any Loan Party nor any of its Subsidiaries expects to acquire any Margin Stock.

4.17 Governmental Regulation. No Loan Party nor any of its Subsidiaries is subject to regulation under the Federal Power Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable. No Loan Party nor any of its Subsidiaries is a “registered investment company” or a company “controlled” by a “registered investment company” or a “principal underwriter” of a “registered investment company” as such terms are defined in the Investment Company Act of 1940.

4.18 OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws. No Loan Party or any of its Subsidiaries is in violation of any Sanctions. No Loan Party nor any of its Subsidiaries nor, to the knowledge of such Loan Party, any director, officer, employee, agent or Affiliate of such Loan Party or such Subsidiary (a) is a Sanctioned Person or a Sanctioned Entity, (b) has any assets located in Sanctioned Entities, or (c) derives revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities. Each of the Loan Parties and its Subsidiaries has implemented and maintains in effect policies and procedures designed to ensure compliance with all Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. Each of the Loan Parties and its Subsidiaries, and to the knowledge of each such Loan Party, each director, officer, employee, agent and Affiliate of each such Loan Party and each such Subsidiary, is in compliance with all Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. No proceeds of any Loan made hereunder will be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity, or otherwise used in any manner that would result in a violation of any Sanction, Anti-Corruption Law or Anti-Money Laundering Law by any Person (including Lender or other individual or entity participating in any transaction).

4.19 Employee and Labor Matters. There is (i) no unfair labor practice complaint pending or, to the knowledge of Borrower, threatened against any Loan Party or its Subsidiaries before any Governmental Authority and no grievance or arbitration proceeding pending or threatened against any Loan Party or its Subsidiaries which arises out of or under any collective bargaining agreement and that could reasonably be expected to result in a material liability, (ii) no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or threatened in writing against any Loan Party or its Subsidiaries that could reasonably be expected to result in a material liability, or (iii) to the knowledge of Borrower, after due inquiry, no union representation question existing with respect to the employees of any Loan Party or its Subsidiaries and no union organizing activity taking place with respect to any of the employees of any Loan Party or its Subsidiaries, in each case, that would be reasonably expected to have a Material Adverse Effect. None of any Loan Party or its Subsidiaries has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act or similar state law, which remains unpaid or unsatisfied. The hours worked and payments made to employees of each Loan Party and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable legal requirements, except to the extent such violations could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. All material payments due from any Loan Party or its Subsidiaries on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of Borrower, except where the failure to do so could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

4.20 Immaterial Subsidiaries. Set forth on Schedule 4.20 of the Disclosure Letter (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under this Agreement) is a complete and accurate description of all Immaterial Subsidiaries.

4.21 Leases. Each Loan Party and its Subsidiaries enjoy peaceful and undisturbed possession under all leases material to their business and to which they are parties or under which they are operating, and, subject to Permitted Protests, all of such material leases are valid and subsisting and no material default by the applicable Loan Party or its Subsidiaries exists under any of them.

4.22 [Reserved].

4.23 [Reserved].

4.24 Material Contracts. Set forth on Schedule 4.24 of the Disclosure Letter (as such Schedule may be updated from time to time in accordance herewith) is a reasonably detailed description of the Material Contracts of each Loan Party and its Subsidiaries as of the most recent date on which Borrower provided the Compliance Certificate pursuant to Section 5.1; provided, that Borrower may amend Schedule 4.24 to add additional Material Contracts so long as such amendment occurs by written notice to Lender on the date that Borrower provides the Compliance Certificate. Except for matters which, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, each Material Contract (other than those that have expired at the end of their normal terms) (a) is in full force and effect and is binding upon and enforceable against the applicable Loan Party or its Subsidiary and, to Borrower’s knowledge, after due inquiry, each other Person that is a party thereto in accordance with its terms, (b) has not been otherwise amended or modified (other than amendments or modifications permitted by Section 6.6(b)), and (c) is not in default due to the action or inaction of the applicable Loan Party or its Subsidiary.

5. AFFIRMATIVE COVENANTS.

Borrower covenants and agrees that, until the termination of all of the Commitments and payment in full of the Obligations:

5.1 Financial Statements, Reports, Certificates. Borrower (a) will deliver to Lender each of the financial statements, reports, and other items set forth on Schedule 5.1 to this Agreement no later than the times specified therein, (b) agree that no Subsidiary of a Loan Party will have a fiscal year different from that of Borrower and (c) agree to maintain a system of accounting that enables Borrower to produce financial statements in accordance with GAAP, and (d) agree that they will, and will cause each other Loan Party to, (i) keep a reporting system that shows all additions, sales, claims, returns, and allowances with respect to their and their Subsidiaries’ sales, and (ii) maintain their billing systems and practices substantially as in effect as of the Closing Date and shall only make material modifications thereto with notice to, and with the consent of, Lender. Documents required to be furnished pursuant to this Section 5.1 (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which Borrower posts such documents, or provides a link thereto, on the Borrower’s website or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which Lender has access (whether a commercial or public third-party website (including the website of the SEC at http://sec.gov)); provided that (x) in each case, the Borrower shall notify Lender of the posting of any such documents and (y) in the case of documents required to be furnished pursuant to clauses (a), (d), (e), (h), (i) and (j) of Schedule 5.1, at the request of Lender, the Borrower shall furnish to Lender a hard copy of such document. Lender shall be solely responsible for timely accessing posted documents and maintaining its copies of such documents.

5.2 Amendments to Senior Debt Documents. Borrower will deliver to Lender copies of (i) any amendments, supplements or other modifications to the Senior Debt Documents (as defined in the Intercreditor Agreement) and (ii) any new material Senior Debt Documents (as defined in the Intercreditor Agreement), in each case, promptly after effectiveness thereof.

5.3 Existence. Except as otherwise permitted under Section 6.3 or Section 6.4, each Loan Party will, and will cause each of its Subsidiaries (other than the Immaterial Subsidiaries) to, at all times preserve and keep in full force and effect such Person’s valid existence and good standing in its jurisdiction of organization and, except as could not reasonably be expected to result in a Material Adverse Effect, good standing with respect to all other jurisdictions in which it is qualified to do business and any rights, franchises, permits, licenses, accreditations, authorizations, or other approvals material to their businesses.

5.4 Maintenance of Properties. Each Loan Party will, and will cause each of its Subsidiaries to, maintain and preserve all of its assets that are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear, tear, casualty, and condemnation and Permitted Dispositions excepted (and except where the failure to so maintain and preserve assets could not reasonably be expected to result in a Material Adverse Effect).

5.5 Taxes. Each Loan Party will, and will cause each of its Subsidiaries to, pay in full before delinquency or before the expiration of any extension period all Taxes imposed, levied, or assessed against it, or any of its assets or in respect of any of its income, businesses, or franchises, other than Taxes not in excess of $300,000 outstanding at any time and other than to the extent that the validity of such Tax is the subject of a Permitted Protest.

5.6 Insurance. Each Loan Party will, and will cause each of its Subsidiaries to, at Borrower’s expense, maintain insurance respecting each of each Loan Party’s and its Subsidiaries’ assets wherever located, covering liabilities, losses or damages as are customarily are insured against by other Persons engaged in same or similar businesses and similarly situated and located. All such policies of insurance shall be with financially sound and reputable insurance companies acceptable to Lender (it being agreed that, as of the Closing Date, Zurich American Insurance Company is acceptable to Lender) and in such amounts as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and located and, in any event, in amount, adequacy, and scope reasonably satisfactory to Lender (it being agreed that the amount, adequacy, and scope of the policies of insurance of Borrower in effect as of the Closing Date are acceptable to Lender).

5.7 [Reserved].

5.8 Compliance with Laws. Each Loan Party will, and will cause each of its Subsidiaries to, comply with the requirements of all applicable laws, rules, regulations, and orders of any Governmental Authority, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

5.9 Environmental. Each Loan Party will, and will cause each of its Subsidiaries to,

(a) Keep any property either owned or operated by any Loan Party or its Subsidiaries free of any Environmental Liens or post bonds or other financial assurances sufficient to satisfy the obligations or liability evidenced by such Environmental Liens,

(b) Comply, in all material respects, with Environmental Laws and provide to Lender documentation of such compliance which Lender reasonably requests,

(c) Promptly notify Lender of any release of which any Loan Party has knowledge of a Hazardous Material in any reportable quantity from or onto property owned or operated by any Loan Party or its Subsidiaries and take any Remedial Actions required to abate said release or otherwise to come into compliance, in all material respects, with applicable Environmental Law, and

(d) Promptly, but in any event within five Business Days of its receipt thereof, provide Lender with written notice of any of the following: (i) notice that an Environmental Lien has been filed against any of the real or personal property of a Loan Party or its Subsidiaries, (ii) commencement of any Environmental Action or written notice that an Environmental Action will be filed against a Loan Party or its Subsidiaries, and (iii) written notice of a violation, citation, or other administrative order from a Governmental Authority.

5.10 Disclosure Updates. Each Loan Party will, promptly and in no event later than five Business Days after obtaining knowledge thereof, notify Lender if any written information, exhibit, or report furnished to Lender contained, at the time it was furnished, any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made. The foregoing to the contrary notwithstanding, any notification pursuant to the foregoing provision will not cure or remedy the effect of the prior untrue statement of a material fact or omission of any material fact nor shall any such notification have the effect of amending or modifying this Agreement or any of the Schedules hereto.

5.11 Formation of Subsidiaries. Each Loan Party will, at the time that any Loan Party forms any direct or indirect Subsidiary, acquires any direct or indirect Subsidiary after the Closing Date, or at any time when any direct or indirect Subsidiary of a Loan Party that previously was an Immaterial Subsidiary becomes a Material Subsidiary, within 30 days of such event (or such later date as permitted by Lender in its sole discretion) (a) unless such Subsidiary is an Excluded Subsidiary, cause such new Subsidiary to enter into a Guaranty Agreement with Lender, and (b) provide to Lender all other documentation, including the Governing Documents of such Subsidiary and one or more opinions of counsel reasonably satisfactory to Lender, which, in its opinion, is appropriate with respect to the execution and delivery of the applicable documentation referred to above. Any document, agreement, or instrument executed or issued pursuant to this Section 5.11 shall constitute a Loan Document.

5.12 [Reserved].

5.13 [Reserved].

5.14 [Reserved].

5.15 OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws. Each Loan Party will, and will cause each of its Subsidiaries to comply with all applicable Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. Each of the Loan Parties and its Subsidiaries shall implement and maintain in effect policies and procedures designed to ensure compliance by the Loan Parties and their Subsidiaries and their respective directors, officers, employees, agents and Affiliates with all Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. Each of the Loan Parties shall and shall cause their respective Subsidiaries to comply with all Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws.

5.16 Material Contracts. Contemporaneously with the delivery of each Compliance Certificate pursuant to Section 5.1, Borrower will provide Lender with copies of (a) each Material Contract entered into since the delivery of the previous Compliance Certificate, and (b) each material amendment or modification of any Material Contract entered into since the delivery of the previous Compliance Certificate.

6. NEGATIVE COVENANTS.

Each of the Loan Parties covenants and agrees that, until the termination of all of the Commitments and the payment in full of the Obligations:

6.1 Indebtedness. Each Loan Party will not, and will not permit any of its Subsidiaries to, create, incur, assume, suffer to exist, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except for Permitted Indebtedness.

6.2 Liens. Each Loan Party will not, and will not permit any of its Subsidiaries to, create, incur, assume, or suffer to exist, directly or indirectly, any Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens.

6.3 Restrictions on Fundamental Changes Except for the consummation of the transactions specifically contemplated by the Merger Agreement to be consummated on or prior to the Merger Closing Date, each Loan Party will not, and will not permit any of its Subsidiaries to,

(a) Other than in order to consummate a Permitted Acquisition, enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its Equity Interests, except for (i) any merger between Loan Parties; provided, that a Borrower must be the surviving entity of any such merger to which it is a party, (ii) any merger between a Loan Party and a Subsidiary of such Loan Party that is not a Loan Party so long as such Loan Party is the surviving entity of any such merger, and (iii) any merger between Subsidiaries of any Loan Party that are not Loan Parties, and

(b) liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), except for (i) the liquidation or dissolution of non-operating Immaterial Subsidiaries of any Loan Party, (ii) the liquidation or dissolution of a Loan Party (other than Borrower) so long as (1) all of the assets (including any interest in any Equity Interests) of such liquidating or dissolving Loan Party are transferred to a Loan Party that is not liquidating or dissolving or (2) if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower in order to reduce costs and administrative burden and such dissolution or liquidation is a Permitted Disposition, so long as no Default or Event of Default has occurred and is continuing or would result therefrom, or (iii) the liquidation or dissolution of a Subsidiary that is not a Loan Party so long as all of the assets of such liquidating or dissolving Subsidiary are transferred to a Subsidiary or a Loan Party that is not liquidating or dissolving,

(c) suspend or cease operating a substantial portion of its or their business, except as permitted pursuant to clauses (a) or (b) above or in connection with a transaction permitted under Section 6.4, or

(d) change its classification/status for U.S. federal income tax purposes.

6.4 Disposal of Assets. Other than Permitted Dispositions or transactions expressly permitted by Section 6.3 or Section 6.9, each Loan Party will not, and will not permit any of its Subsidiaries to, convey, sell, lease, license, assign, transfer, or otherwise dispose of any of its or their assets (including by an allocation of assets among newly divided limited liability companies pursuant to a “plan of division”).

6.5 Nature of Business. Each Loan Party will not, and will not permit any of its Subsidiaries to, make any material change in the nature of its or their business as of the date of the Closing Date or acquire any properties or assets that are not reasonably related to the conduct of such business activities or business activities that are reasonably related, ancillary or complementary thereto; provided, that the foregoing shall not prevent any Loan Party and its Subsidiaries from engaging in any business that is reasonably related, complementary or ancillary to its or their business.

6.6 Prepayments and Amendments. Each Loan Party will not, and will not permit any of its Subsidiaries to,

(a) Except in connection with Refinancing Indebtedness permitted by Section 6.1,

(i) optionally prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of any Loan Party or its Subsidiaries, other than (A) the Obligations in accordance with this Agreement, (B) Hedge Obligations, (C) Permitted Intercompany Advances, (D) with respect to Bank Product Obligations, or (E) the Existing Wells Facility and Indebtedness permitted pursuant to clause (aa) of the definition of “Permitted Indebtedness”, or

(ii) make any payment on account of Subordinated Indebtedness that has been contractually subordinated in right of payment to the Obligations if such payment is not permitted at such time under the subordination terms and conditions, or

(b) Directly or indirectly, amend, modify, or change any of the terms or provisions of:

(i) any agreement, instrument, document, indenture, or other writing evidencing or concerning Permitted Indebtedness other than (A) the Obligations in accordance with this Agreement, (B) the Existing Wells Facility in accordance with the Intercreditor Agreement, (C) Hedge Obligations, (D) Permitted Intercompany Advances, and (E) Indebtedness permitted under clauses (c), (h), (j) and (k) of the definition of Permitted Indebtedness and any Refinancing Indebtedness with respect thereto, except to the extent that such amendment, modification, or change could not, individually or in the aggregate, reasonably be expected to be materially adverse to the interests of Lender,

(ii) any Material Contract except to the extent that such amendment, modification, or change could not, individually or in the aggregate, reasonably be expected to be materially adverse to the interests of Lender,

(iii) the Governing Documents of any Loan Party or any of its Subsidiaries if the effect thereof, either individually or in the aggregate, could reasonably be expected to be materially adverse to the interests of Lender, or

(iv) if required pursuant to Section 3.1 of the Intercreditor Agreement, the provisions of the Existing Wells Facility may not be amended without Lender’s prior approval.

6.7 Restricted Payments. Each Loan Party will not, and will not permit any of its Subsidiaries to, make any Restricted Payment; provided, that so long as it is permitted by law,

(a) so long as no Event of Default shall have occurred and be continuing or would result therefrom, Borrower may make distributions to former or current employees, officers, consultants or directors of Borrower (or any spouses, ex-spouses, or estates of any of the foregoing) on account of redemptions of Equity Interests of Borrower held by such Persons (and for the avoidance of doubt, salary, wages, or other cash compensation for services provided paid to employees shall not be considered distributions hereunder); provided, that the aggregate amount of such redemptions (other than redemptions made in connection with tax payments) made by Borrower during the term of this Agreement plus the amount of Indebtedness outstanding under clause (l) of the definition of Permitted Indebtedness and any purchases under clause (e)(ii) of this Section, do not exceed $4,800,000 in the aggregate,

(b) so long as no Event of Default shall have occurred and be continuing or would result therefrom, Borrower may make distributions to former employees, officers, consultants or directors of Borrower (or any spouses, ex-spouses, or estates of any of the foregoing), solely in the form of forgiveness of Indebtedness of such Persons owing to Borrower on account of repurchases of the Equity Interests of Borrower held by such Persons; provided, that such Indebtedness was incurred by such Persons solely to acquire Equity Interests of Borrower and the amount of Indebtedness forgiven does not exceed $1,200,000,

(c) [Intentionally omitted.]

(d) Subsidiaries of a Loan Party may make distributions to a Loan Party,

(e) (i) repurchase Equity Interests from stockholders owning less than 1% of the outstanding equity securities for aggregate consideration of less than $1,200,000 in any twelve month period and $240,000 in each instance and (ii) make other purchases of Equity Interests in aggregate with distributions under clause (a) of this Section and Indebtedness outstanding under clause (l) of the definition of Permitted Indebtedness not greater than $4,800,000 per Fiscal Year, provided, that no Event of Default has occurred and is continuing (both before and after giving effect thereto), at the time of the repurchase,

(f) each Loan Party may declare and make Restricted Payments payable in the Qualified Equity Interests of such Loan Party, provided, that the issuance of such Qualified Equity Interests does not otherwise violate the terms of this Agreement and no Event of Default has occurred and is continuing at the time of making such Restricted Payments or would result from the making of such Restricted Payments,

(g) so long as no Event of Default shall have occurred and be continuing or would result therefrom, a Borrower may distribute securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, in the ordinary course of business consistent with past practice, employment arrangements, stock options, equity compensation awards, and other benefit plans to employees, officers, consultants or directors, or

(h) So long as no Event of Default has occurred and is continuing, Borrower may make any redemption of Qualified Equity Interests with the cash proceeds received from a substantially concurrent issuance of new Qualified Equity Interests.

6.8 Accounting Methods. Each Loan Party will not, and will not permit any of its Subsidiaries to, modify or change its fiscal year or its method of accounting (other than as may be required to conform to GAAP).

6.9 Investments. Each Loan Party will not, and will not permit any of its Subsidiaries to, directly or indirectly, make or acquire any Investment or incur any liabilities (including contingent obligations) for or in connection with any Investment except for Permitted Investments.

6.10 Transactions with Affiliates. Each Loan Party will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction with any Affiliate of any Loan Party or any of its Subsidiaries except for:

(a) transactions (other than the payment of management, consulting, monitoring, or advisory fees) between such Loan Party or its Subsidiaries, on the one hand, and any Affiliate of such Loan Party or its Subsidiaries, on the other hand, so long as such transactions are no less favorable, taken as a whole, to such Loan Party or its Subsidiaries, as applicable, than would be obtained in an arm’s length transaction with a non-Affiliate,

(b) any fees or indemnities provided for the benefit of employees, officers, directors (or comparable managers) or consultants of a Loan Party or one of its Subsidiaries,

(c) (i) the payment of compensation, severance, or employee benefit arrangements to employees, officers, consultants and directors of a Loan Party or one of its Subsidiaries in the ordinary course of business in accordance with applicable law and (ii) loans or advances to employees, officers or other directors of a Loan Party that would otherwise be Permitted Investments,

(d) (i) transactions solely among the Loan Parties, (ii) transactions solely among Subsidiaries of Loan Parties that are not Loan Parties, and (iii) transactions pursuant to agreements listed on Schedule 6.10 of the Disclosure Letter substantially as such agreements are in effect on the Closing Date or as specifically approved in writing by Lender,

(e) transactions permitted by Section 6.3, Section 6.7, or Section 6.9,

(f) sale of Qualified Equity Interests to Affiliates,

(g) any payments or other transactions pursuant to any tax sharing agreement in existence on the Closing Date or specifically approved in writing by Lender, and

(h) transactions between Lender and its Affiliates, on the one hand, and Borrower and its Affiliates, on the other hand, and, in each case, expressly contemplated by the Merger Agreement to be consummated on or prior to the Merger Closing Date and/or the Loan Documents.

6.11 Use of Proceeds. Each Loan Party will not, and will not permit any of its Subsidiaries to, use the proceeds of any Loan made hereunder for any purpose other than (a) on the Closing Date, to pay the fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, and (b) thereafter, consistent with the terms and conditions hereof, for lawful and permitted general corporate purposes; provided that (x) no part of the proceeds of the Loans will be used to purchase or carry any such Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such Margin Stock or for any purpose that violates the provisions of Regulation T, U or X of the Board of Governors, (y) no part of the proceeds of any Loan will be used, directly or indirectly, to make any payments to a Sanctioned Entity or a Sanctioned Person, to fund any investments, loans or contributions in, or otherwise make such proceeds available to, a Sanctioned Entity or a Sanctioned Person, to fund any operations, activities or business of a Sanctioned Entity or a Sanctioned Person, or in any other manner that would result in a violation of Sanctions by any Person, and (z) that no part of the proceeds of any Loan will be used, directly or indirectly, in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Sanctions, Anti-Corruption Laws or Anti-Money Laundering Laws.

7. FINANCIAL COVENANTS.

Borrower covenants and agrees that, until the termination of all of the Commitments and the payment in full of the Obligations, Borrower will not permit Liquidity to be less than (i) $20,000,000 at all times prior to the Initial Advance, or (ii) $30,000,000 at all times after the Initial Advance. At any time prior to the termination of the Existing Wells Facility, no Qualified Cash included in the Borrowing Base and thereby included in the calculation of Excess Availability shall be otherwise included as Qualified Cash for purposes of determining Liquidity.

8. EVENTS OF DEFAULT.

Any one or more of the following events shall constitute an event of default (each, an “Event of Default”) under this Agreement:

8.1 Payments. If Borrower fails to pay when due and payable, or when declared due and payable, (a) all or any portion of the Obligations consisting of interest, fees, or charges due the Lender, reimbursement of Lender Expenses, or other amounts (other than any portion thereof constituting principal) constituting Obligations (including any portion thereof that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), and such failure continues for a period of three Business Days, or (b) all or any portion of the principal of the Loans;

8.2 Covenants . If any Loan Party or any of its Subsidiaries:

(a) fails to perform or observe any covenant or other agreement contained in any of (i) Sections 3.6, 5.1, 5.3 (solely if Borrower is not in good standing in its jurisdiction of organization), 5.6, 5.10, 5.11, 5.15, or 5.16 of this Agreement, (ii) Section 6 of this Agreement, or (iii) Section 7 of this Agreement, or (iv) Section 7 of the Guaranty Agreement;

(b) fails to perform or observe any covenant or other agreement contained in any of Sections 5.3 (other than if Borrower is not in good standing in its jurisdiction of organization), 5.4, 5.5, and 5.8 of this Agreement and such failure continues for a period of ten days after the earlier of (i) the date on which such failure shall first become known to any officer of Borrower, or (ii) the date on which written notice thereof is given to Borrower by Lender; or

(c) fails to perform or observe any covenant or other agreement contained in this Agreement, or in any of the other Loan Documents, in each case, other than any such covenant or agreement that is the subject of another provision of this Section 8 (in which event such other provision of this Section 8 shall govern), and such failure continues for a period of thirty days after the earlier of (i) the date on which such failure shall first become known to any officer of Borrower, or (ii) the date on which written notice thereof is given to Borrower by Lender;

8.3 Judgments. If one or more judgments, orders, or awards for the payment of money involving an aggregate amount of $3,000,000, or more (except to the extent fully covered (other than to the extent of customary deductibles) by insurance pursuant to which the insurer has not denied coverage) is entered or filed against a Loan Party or any of its Subsidiaries, or with respect to any of their respective assets, and either (a) there is a period of 30 consecutive days at any time after the entry of any such judgment, order, or award during which (i) the same is not discharged, satisfied, vacated, or bonded pending appeal, or (ii) a stay of enforcement thereof is not in effect, or (b) enforcement proceedings are commenced upon such judgment, order, or award;

8.4 Voluntary Bankruptcy, etc. If an Insolvency Proceeding is commenced by a Loan Party or any of its Subsidiaries;

8.5 Involuntary Bankruptcy, etc. If an Insolvency Proceeding is commenced against a Loan Party or any of its Subsidiaries and any of the following events occur: (a) such Loan Party or such Subsidiary consents to the institution of such Insolvency Proceeding against it, (b) the petition commencing the Insolvency Proceeding is not timely controverted, (c) the petition commencing the Insolvency Proceeding is not dismissed within sixty calendar days of the date of the filing thereof, (d) an interim trustee is appointed to take possession of all or any substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, such Loan Party or its Subsidiary, or (e) an order for relief shall have been issued or entered therein;

8.6 Default or Acceleration Under Other Agreements. (a) Other than with respect to the Existing Wells Facility, if there is a default in one or more agreements to which a Loan Party or any of its Subsidiaries is a party with one or more third Persons relative to a Loan Party’s or any of its Subsidiaries’ Indebtedness involving an aggregate amount of $3,000,000 or more, and such default (i) occurs at the final maturity of the obligations thereunder, or (ii) results in a right by such third Person, irrespective of whether exercised, to accelerate the maturity of such Loan Party’s or its Subsidiary’s obligations thereunder or (b) if there is a default with respect to the Existing Wells Facility and Wells Fargo accelerates the maturity of any Loan Party’s or its Subsidiary’s obligations thereunder;

8.7 Representations, etc. If any warranty, representation, certificate, statement, or Record made herein or in any other Loan Document or delivered in writing to Lender in connection with this Agreement or any other Loan Document proves to be untrue in any material respect (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date of issuance or making or deemed making thereof;

8.8 Guaranty. If the obligation of any Guarantor under the guaranty contained in the Guaranty Agreement is limited or terminated by operation of law or by such Guarantor (other than in accordance with the terms of this Agreement) or if any Guarantor repudiates or revokes or purports to repudiate or revoke any such guaranty;

8.9 Loan Documents. The validity or enforceability of any Loan Document shall at any time for any reason (other than solely as the result of an action or failure to act on the part of Lender) be declared to be null and void, or a proceeding shall be commenced by a Loan Party or its Subsidiaries, or by any Governmental Authority having jurisdiction over a Loan Party or its Subsidiaries, seeking to establish the invalidity or unenforceability thereof, or a Loan Party or its Subsidiaries shall deny that such Loan Party or its Subsidiaries has any liability or obligation purported to be created under any Loan Document; or

8.10 Change of Control. A Change of Control shall occur.

9. RIGHTS AND REMEDIES.

9.1 Rights and Remedies. Upon the occurrence and during the continuation of an Event of Default, subject to the terms of the Intercreditor Agreement Lender may, in addition to any other rights or remedies provided for hereunder or under any other Loan Document or by applicable law, do any one or more of the following:

(a) by written notice to Borrower, declare the principal of, and any and all accrued and unpaid interest and fees in respect of, the Loans and all other Obligations , whether evidenced by this Agreement or by any of the other Loan Documents to be immediately due and payable, whereupon the same shall become and be immediately due and payable and Borrower shall be obligated to repay all of such Obligations in full, without presentment, demand, protest, or further notice or other requirements of any kind, all of which are hereby expressly waived by Borrower;

(b) by written notice to Borrower, declare the Commitments terminated, whereupon the Commitments shall immediately be terminated together with any obligation of Lender to make Delayed Draw Term Loans; and

(c) exercise all other rights and remedies available to Lender under the Loan Documents, under applicable law, or in equity.

The foregoing to the contrary notwithstanding, upon the occurrence of any Event of Default described in Section 8.4 or Section 8.5, in addition to the remedies set forth above, without any notice to Borrower or any other Person or any act by Lender, the Commitments shall automatically terminate and the Obligations, inclusive of the principal of, and any and all accrued and unpaid interest and fees in respect of, the Loans and all other Obligations, whether evidenced by this Agreement or by any of the other Loan Documents, shall automatically become and be immediately due and payable and Borrower shall automatically be obligated to repay all of such Obligations in full, without presentment, demand, protest, or notice or other requirements of any kind, all of which are expressly waived by Borrower.

9.2 Remedies Cumulative. The rights and remedies of the Lender under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. The Lender shall have all other rights and remedies not inconsistent herewith as provided by law, or in equity. No exercise by the Lender of one right or remedy shall be deemed an election, and no waiver by the Lender of any Default or Event of Default shall be deemed a continuing waiver. No delay by the Lender shall constitute a waiver, election, or acquiescence by it.

10. WAIVERS; INDEMNIFICATION.

10.1 Demand; Protest; etc. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by the Lender on which Borrower may in any way be liable.

10.2 [Reserved].

10.3 Indemnification. Borrower shall pay, indemnify, defend, and hold the Lender-Related Persons (each, an “Indemnified Person”) harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, liabilities, fines, costs, penalties, and damages, and all reasonable fees and disbursements of attorneys, experts, or consultants and all other costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution and delivery of this Agreement, any of the other Loan Documents, or the transactions contemplated hereby or thereby or the monitoring of Borrower’s and its Subsidiaries’ compliance with the terms of the Loan Documents, (b) with respect to any actual or prospective investigation, litigation, or proceeding related to this Agreement, any other Loan Document, the making of any Loans hereunder, or the use of the proceeds of the Loans provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto, and (c) in connection with or arising out of any presence or release of Hazardous Materials at, on, under, to or from any assets or properties owned, leased or operated by any Loan Party or any of its Subsidiaries or any Environmental Actions, Environmental Liabilities or Remedial Actions related in any way to any such assets or properties of any Loan Party or any of its Subsidiaries (each and all of the foregoing, the “Indemnified Liabilities”). This Section 10.3 shall not apply with respect to Taxes which shall be governed by Section 16 other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. The foregoing to the contrary notwithstanding, no Borrower shall have any obligation to any Indemnified Person under this Section 10.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person or its officers, directors, employees, attorneys, or agents. This provision shall survive the termination of this Agreement and the repayment in full of the Obligations. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which Borrower is required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Borrower with respect thereto. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON.

11. NOTICES.

Unless otherwise provided in this Agreement, all notices or demands relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as a party may designate in accordance herewith), or telefacsimile. In the case of notices or demands to any Loan Party or Lender, as the case may be, they shall be sent to the respective address set forth below:

If to any Loan Party:	c/o Borrower NEOPHOTONICS CORPORATION
3081 Zanker Road
San Jose, CA 95134
Attn: General Counsel
Email: barbara.rogan92@neophotonics.com

with copies to:	COOLEY LLP
3175 Hanover Street
Palo Alto, CA 94304
Attn: John Sellers
Email: jsellers@cooley.com

If to Lender:	LUMENTUM HOLDINGS INC. 1001 Ridder Park Drive San Jose, CA 95131 Attn: Judy Hamel Email: LumentumLegal@lumentum.com with copies to:

Wajid Ali

Email: wajid.ali@lumentum.com;

Judy Hamel

Email: judy.hamel@lumentum.com; and

WILSON SONSINI GOODRICH &

ROSATI, P.C.

650 Page Mill Road

Palo Alto, CA 94304

Attn: Dana Hall

Email: djhall@wsgr.com

Any party hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other party. All notices or demands sent in accordance with this Section 11, shall be deemed received on the earlier of the date of actual receipt or three Business Days after the deposit thereof in the mail; provided, that (a) notices sent by overnight courier service shall be deemed to have been given when received, (b) notices by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient) and (c) notices by electronic mail shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgment).

12. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION.

(a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

(b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA. BORROWER AND THE LENDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12(b).

(c) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND THE LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A “CLAIM”). BORROWER AND THE LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(d) BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF CALIFORNIA AND THE STATE OF CALIFORNIA, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(e) NO CLAIM MAY BE MADE BY ANY LOAN PARTY AGAINST LENDER OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES OR LOSSES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH LOAN PARTY HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

(f) IN THE EVENT ANY LEGAL PROCEEDING IS FILED IN A COURT OF THE STATE OF CALIFORNIA (THE “COURT”) BY OR AGAINST ANY PARTY HERETO IN CONNECTION WITH ANY CLAIM AND THE WAIVER SET FORTH IN CLAUSE (C) ABOVE IS NOT ENFORCEABLE IN SUCH PROCEEDING, THE PARTIES HERETO AGREE AS FOLLOWS:

(i) WITH THE EXCEPTION OF THE MATTERS SPECIFIED IN SUBCLAUSE (ii) BELOW, ANY CLAIM SHALL BE DETERMINED BY A GENERAL REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.1. THE PARTIES INTEND THIS GENERAL REFERENCE AGREEMENT TO BE SPECIFICALLY ENFORCEABLE. VENUE FOR THE REFERENCE PROCEEDING SHALL BE IN THE COUNTY OF LOS ANGELES, CALIFORNIA.

(ii) THE FOLLOWING MATTERS SHALL NOT BE SUBJECT TO A GENERAL REFERENCE PROCEEDING: (A) NON-JUDICIAL FORECLOSURE OF ANY SECURITY INTERESTS IN REAL OR PERSONAL PROPERTY, (B) EXERCISE OF SELF-HELP REMEDIES (INCLUDING SET-OFF OR RECOUPMENT), (C) APPOINTMENT OF A RECEIVER, AND (D) TEMPORARY, PROVISIONAL, OR ANCILLARY REMEDIES (INCLUDING WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS, OR PRELIMINARY INJUNCTIONS). THIS AGREEMENT DOES NOT LIMIT THE RIGHT OF ANY PARTY TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (A)—(D) AND ANY SUCH EXERCISE OR OPPOSITION DOES NOT WAIVE THE RIGHT OF ANY PARTY TO PARTICIPATE IN A REFERENCE PROCEEDING PURSUANT TO THIS AGREEMENT WITH RESPECT TO ANY OTHER MATTER.

(iii) UPON THE WRITTEN REQUEST OF ANY PARTY, THE PARTIES SHALL SELECT A SINGLE REFEREE, WHO SHALL BE A RETIRED JUDGE OR JUSTICE. IF THE PARTIES DO NOT AGREE UPON A REFEREE WITHIN TEN DAYS OF SUCH WRITTEN REQUEST, THEN, ANY PARTY SHALL HAVE THE RIGHT TO REQUEST THE COURT TO APPOINT A REFEREE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 640(B). THE REFEREE SHALL BE APPOINTED TO SIT WITH ALL OF THE POWERS PROVIDED BY LAW. PENDING APPOINTMENT OF THE REFEREE, THE COURT SHALL HAVE THE POWER TO ISSUE TEMPORARY OR PROVISIONAL REMEDIES.

(iv) EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE REFEREE SHALL DETERMINE THE MANNER IN WHICH THE REFERENCE PROCEEDING IS CONDUCTED INCLUDING THE TIME AND PLACE OF HEARINGS, THE ORDER OF PRESENTATION OF EVIDENCE, AND ALL OTHER QUESTIONS THAT ARISE WITH RESPECT TO THE COURSE OF THE REFERENCE PROCEEDING. ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT WHEN ANY PARTY SO REQUESTS A COURT REPORTER AND A TRANSCRIPT IS ORDERED, A COURT REPORTER SHALL BE USED AND THE REFEREE SHALL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT. THE PARTY MAKING SUCH REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR AND PAY THE COSTS OF THE COURT REPORTER; PROVIDED, THAT SUCH COSTS, ALONG WITH THE REFEREE’S FEES, SHALL ULTIMATELY BE BORNE BY THE PARTY WHO DOES NOT PREVAIL, AS DETERMINED BY THE REFEREE.

(v) THE REFEREE MAY REQUIRE ONE OR MORE PREHEARING CONFERENCES. THE PARTIES HERETO SHALL BE ENTITLED TO DISCOVERY, AND THE REFEREE SHALL OVERSEE DISCOVERY IN ACCORDANCE WITH THE RULES OF DISCOVERY, AND SHALL ENFORCE ALL DISCOVERY ORDERS IN THE SAME MANNER AS ANY TRIAL COURT JUDGE IN PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA.

(vi) THE REFEREE SHALL APPLY THE RULES OF EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA AND SHALL DETERMINE ALL ISSUES IN ACCORDANCE WITH CALIFORNIA SUBSTANTIVE AND PROCEDURAL LAW. THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF AND RULE ON ANY MOTION WHICH WOULD BE AUTHORIZED IN A TRIAL, INCLUDING MOTIONS FOR DEFAULT JUDGMENT OR SUMMARY JUDGMENT. THE REFEREE SHALL REPORT HIS OR HER DECISION, WHICH REPORT SHALL ALSO INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW. THE REFEREE SHALL ISSUE A DECISION AND PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE, SECTION 644, THE REFEREE’S DECISION SHALL BE ENTERED BY THE COURT AS A JUDGMENT IN THE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT. THE FINAL JUDGMENT OR ORDER FROM ANY APPEALABLE DECISION OR ORDER ENTERED BY THE REFEREE SHALL BE FULLY APPEALABLE AS IF IT HAS BEEN ENTERED BY THE COURT.

(vii) THE PARTIES RECOGNIZE AND AGREE THAT ALL CLAIMS RESOLVED IN A GENERAL REFERENCE PROCEEDING PURSUANT HERETO WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR OWN CHOICE, EACH PARTY HERETO KNOWINGLY AND VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT AGREES THAT THIS REFERENCE PROVISION SHALL APPLY TO ANY DISPUTE BETWEEN THEM THAT ARISES OUT OF OR IS RELATED TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

13.	ASSIGNMENTS; SUCCESSORS.

13.1	Assignments.

(a) (i) Subject to the conditions set forth in clause (a)(ii) below, Lender may assign and delegate all or any portion of its rights and duties under the Loan Documents (including the Obligations owed to it and its Commitments) to one or more assignees so long as such prospective assignee is an Eligible Transferee (each, an “Assignee”), with the prior written consent (such consent not be unreasonably withheld or delayed) of Borrower; provided, that no consent of Borrower shall be required (1) if a Default or Event of Default has occurred and is continuing or (2) in connection with an assignment to a Person that is an Affiliate (other than natural persons) of Lender or is a New Buyer; provided further, that Borrower shall be deemed to have consented to a proposed assignment unless they object thereto by written notice to Lender within five Business Days after having received notice thereof.

(ii) Assignments shall be subject to the following additional conditions:

(A) no assignment may be made (i) so long as no Event of Default has occurred and is continuing, to a Disqualified Institution, or (ii) to a natural person,

(B) no assignment may be made to a Loan Party or an Affiliate of a Loan Party,

(C) the amount of the Commitments and the other rights and obligations of the assigning Lender hereunder and under the other Loan Documents subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to Lender) shall be in a minimum amount (unless waived by Lender) of $5,000,000 (except such minimum amount shall not apply to (I) an assignment or delegation by Lender to an Affiliate of Lender or a Related Fund of Lender, or (II) a group of new Lenders, each of which is an Affiliate of each other or a Related Fund of such new Lender to the extent that the aggregate amount to be assigned to all such new Lenders is at least $5,000,000),

(D) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement,

(E) the parties to each assignment shall execute and deliver to Lender an Assignment and Acceptance; provided, that Borrower and Lender may continue to deal solely and directly with each other in connection with the interest so assigned to an Assignee until written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, have been given to Borrower and Lender by such Assignee, and

(F) the Assignee shall have executed and delivered a subordination agreement to Wells Fargo on the same terms and conditions as those contained in the Intercreditor Agreement and reasonably acceptable to Wells Fargo or shall have agreed to be bound by the terms of the Intercreditor Agreement to the same extent as if such Assignee were the original Lender and otherwise providing for the continued subordination of the Obligations as provided in the Intercreditor Agreement.

(b) From and after the date that Lender receives the executed Assignment and Acceptance, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall be a “Lender” and shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assigning Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except with respect to Section 10.3) and be released from any future obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto and thereto); provided, that nothing contained herein shall release any assigning Lender from obligations that survive the termination of this Agreement, including such assigning Lender’s obligations under Section 17.9(a).

(c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto, (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto, (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (iv) such Assignee will, independently and without reliance upon Lender, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, and (v) such Assignee agrees that it will perform all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(d) Immediately upon delivery of notice to the assigning Lender pursuant to Section 13.1(b), this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

(e) In connection with any such assignment or proposed assignment or any grant of a security interest in, or pledge of, its rights under and interest in this Agreement, Lender may, subject to the provisions of Section 17.9, disclose all documents and information which it now or hereafter may have relating to any Loan Party and its Subsidiaries and their respective businesses.

(f) Any other provision in this Agreement notwithstanding, Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement to secure obligations of Lender, including any pledge in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 CFR §203.24, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law; provided, that no such pledge shall release Lender from any of its obligations hereunder or substitute any such pledgee or assignee for Lender as a party hereto.

(g) Lender (as a non-fiduciary agent on behalf of Borrower) shall maintain, or cause to be maintained, a register (the “Register”) on which it enters the name and address of Lender as the registered owner of the Loan (and the principal amount thereof and stated interest thereon) held by Lender (each, a “Registered Loan”). Other than in connection with an assignment by Lender of all or any portion of its portion of the Commitments to an Affiliate of Lender or a Related Fund of Lender (i) a Registered

Loan (and the registered note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each registered note shall expressly so provide) and (ii) any assignment or sale of all or part of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the registered note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such registered note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new registered notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Loan (and the registered note, if any evidencing the same), Borrower shall treat the Person in whose name such Registered Loan (and the registered note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary. In the case of any assignment by Lender of all or any portion of its Commitment to an Affiliate of Lender or a Related Fund of Lender, and which assignment is not recorded in the Register, the assigning Lender, on behalf of Borrower, shall maintain a register comparable to the Register.

(h) Lender shall make a copy of the Register available for review by Borrower from time to time as Borrower may reasonably request.

13.2 Successors. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, that no Borrower may assign this Agreement or any rights or duties hereunder without the Lender’s prior written consent and any prohibited assignment shall be absolutely void ab initio. No consent to assignment by the Lender shall release Borrower from its Obligations. Lender may assign this Agreement and the other Loan Documents and its rights and duties hereunder and thereunder pursuant to Section 13.1 and, except as expressly required pursuant to Section 13.1, no consent or approval by Borrower is required in connection with any such assignment.

14.	AMENDMENTS; WAIVERS.

14.1 Amendments and Waivers. Subject to the terms of the Intercreditor Agreement, no amendment, waiver or other modification of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Lender and the Loan Parties that are party thereto and then any such waiver or consent shall be effective, but only in the specific instance and for the specific purpose for which given.

14.2 [Reserved].

14.3 No Waivers; Cumulative Remedies. No failure by Lender to exercise any right, remedy, or option under this Agreement or any other Loan Document, or delay by Lender in exercising the same, will operate as a waiver thereof. No waiver by Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Lender on any occasion shall affect or diminish Lender’s rights thereafter to require strict performance by Borrower of any provision of this Agreement. Lender’s rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that Lender may have.

15. INTERCREDITOR AGREEMENT. The parties hereto acknowledge and agree that pursuant to the terms of the Intercreditor Agreement, the Loan Parties are restricted from paying, and Lender is restricting from receiving certain payments of principal and interest hereunder, including scheduled payments and mandatory or voluntary prepayments, and the Lender is restricted from exercising certain rights it has hereunder. The parties hereto agree that they shall comply with the terms of the Intercreditor Agreement but that (i) the failure of the Loan Parties to make any payment that is otherwise due hereunder but for the restrictions of the Intercreditor Agreement shall nonetheless constitute an Event of Default hereunder. Further the parties hereto agree that the failure of Lender to take any action which it is otherwise entitled to take but for the restrictions in the Intercreditor Agreement shall not constitute a waiver of Lender’s right to take such action at any time such restrictions no longer apply.

16.	WITHHOLDING TAXES.

16.1 Payments. All payments made by any Loan Party under any Loan Document will be made free and clear of, and without deduction or withholding for, any Taxes, except as otherwise required by applicable law, and in the event any deduction or withholding of Taxes is required, the applicable Loan Party shall make the requisite withholding, promptly pay over to the applicable Governmental Authority the withheld tax, and furnish to Lender as promptly as possible after the date the payment of any such Tax is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by the Loan Parties. Furthermore, if any such Tax is an Indemnified Taxes or an Indemnified Tax is so levied or imposed, the Loan Parties agree to pay the full amount of such Indemnified Taxes and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement, any note, or Loan Document, including any amount paid pursuant to this Section 16.1 after withholding or deduction for or on account of any Indemnified Taxes, will not be less than the amount provided for herein. The Loan Parties will promptly pay any Other Taxes or reimburse Lender for such Other Taxes upon Lender’s demand. The Loan Parties shall jointly and severally indemnify each Recipient (collectively a “Tax Indemnitee”) for the full amount of Indemnified Taxes arising in connection with this Agreement or any other Loan Document or breach thereof by any Loan Party (including, without limitation, any Indemnified Taxes imposed or asserted on, or attributable to, amounts payable under this Section 16) imposed on, or paid by, such Tax Indemnitee and all reasonable costs and expenses related thereto (including fees and disbursements of attorneys and other tax professionals), as and when they are incurred and irrespective of whether suit is brought, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority (other than Indemnified Taxes and additional amounts that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Tax Indemnitee). The obligations of the Loan Parties under this Section 16 shall survive the termination of this Agreement and the repayment of the Obligations.

16.2	Exemptions.

(a) If a Lender is entitled to claim an exemption or reduction from United States withholding tax, such Lender agrees with and in favor of Lender and the Loan Parties, to deliver to Lender and the Borrower on behalf of Borrower one of the following before receiving its first payment under this Agreement:

(i) if such Lender is entitled to claim an exemption from United States withholding tax pursuant to the portfolio interest exception, (A) a statement of the Lender, signed under penalty of perjury, that it is not a (I) a “bank” as described in Section 881(c)(3)(A) of the IRC, (II) a 10% shareholder of Borrower (within the meaning of Section 871(h)(3)(B) of the IRC), or (III) a controlled foreign corporation related to Borrower within the meaning of Section 864(d)(4) of the IRC, and (B) a properly completed and executed IRS Form W-8BEN, Form W-8BEN-E or Form W-8IMY (with proper attachments as applicable);

(ii) if such Lender is entitled to claim an exemption from, or a reduction of, withholding tax under a United States tax treaty, a properly completed and executed copy of IRS Form W-8BEN or Form W-8BEN-E, as applicable, claiming such treaty benefit;

(iii) if such Lender is entitled to claim that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, a properly completed and executed copy of IRS Form W-8ECI;

(iv) if such Lender is entitled to claim that interest paid under this Agreement is exempt from United States withholding tax because such Lender serves as an intermediary, a properly completed and executed copy of IRS Form W-8IMY (including a withholding statement and copies of the tax certification documentation for its beneficial owner(s) of the income paid to the intermediary, if required based on its status provided on the Form W-8IMY); or

(v) a properly completed and executed copy of any other form or forms, including IRS Form W-9, as may be required under the IRC or other laws of the United States as a condition to exemption from, or reduction of, United States withholding or backup withholding tax.

(b) Each Lender shall provide new forms (or successor forms) upon the expiration or obsolescence of any previously delivered forms and will promptly notify Lender and Borrower of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

(c) If a Lender claims an exemption from withholding tax in a jurisdiction other than the United States, such Lender agrees with and in favor of Lender and the Loan Parties, to deliver to Lender and Borrower any such form or forms, as may be required under the laws of such jurisdiction as a condition to exemption from, or reduction of, foreign withholding or backup withholding tax before receiving its first payment under this Agreement, but only if such Lender is legally able to deliver such forms, or the providing of or delivery of such forms in the Lender’s reasonable judgment would not subject such Lender to any material unreimbursed cost or expense or materially prejudice the legal or commercial position of such Lender (or its Affiliates); provided, that nothing in this Section 16.2(c) shall require a Lender to disclose any information that it deems to be confidential (including without limitation, its tax returns). Each Lender shall promptly provide new forms (or successor forms) upon the expiration or obsolescence of any previously delivered forms and will promptly notify Lender and Borrower of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

(d) If a Lender claims exemption from, or reduction of, withholding tax and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of Borrower to such Lender, such Lender agrees to notify Lender and Borrower (or, in the case of a sale of a participation interest, to the Lender granting the participation only) of the percentage amount in which it is no longer the beneficial owner of Obligations of Borrower to such Lender. To the extent of such percentage amount, Lender and Borrower will treat such Lender’s documentation provided pursuant to Section 16.2(a) or 16.2(c) as no longer valid. With respect to such percentage amount, such Assignee shall provide new documentation, pursuant to Section 16.2(a) or 16.2(c), if applicable.

(e) If a payment made to a Recipient under any Loan Document would be subject to U.S. federal withholding tax imposed by FATCA if such Recipient were to fail to comply with the applicable due diligence and reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the IRC, as applicable), such Recipient shall deliver to Lender and Borrower at the time or times prescribed by law and at such time or times reasonably requested by Lender or Borrower such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the IRC) and such additional documentation reasonably requested by Lender or Borrower as may be necessary for Lender or the Loan Parties to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (e), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(f) [Reserved].

16.3	Reductions.

(a) If a Lender is subject to an applicable withholding tax, Lender may withhold from any payment to such Lender an amount equivalent to the applicable withholding tax. If the forms or other documentation required by Section 16.2(a) or 16.2(c) are not delivered to Lender, then Lender, may withhold from any payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

(b) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that Lender did not properly withhold tax from amounts paid to or for the account of any Lender due to a failure on the part of the Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify Lender of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify and hold Lender harmless for all amounts paid, directly or indirectly, by Lender, as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to Lender under this Section 16, together with all costs and expenses (including attorneys’ fees and expenses). The obligation of the Lender under this subsection shall survive the payment of all Obligations.

16.4 Refunds. If Lender determines, in its sole discretion, that it has received a refund of any Indemnified Taxes with respect to which any Loan Party has paid additional amounts pursuant to this Section 16, so long as no Default or Event of Default has occurred and is continuing, it shall pay over such refund to the Borrower on behalf of the Loan Parties (but only to the extent of payments made, or additional amounts paid, by the Loan Parties under this Section 16 with respect to Indemnified Taxes giving rise to such a refund), net of all out-of-pocket expenses of Lender and without interest (other than any interest paid by the applicable Governmental Authority with respect to such a refund); provided, that the Loan Parties, upon the request of Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges, imposed by the applicable Governmental Authority, other than such penalties, interest or other charges imposed as a result of the willful misconduct or gross negligence of Lender hereunder as finally determined by a court of competent jurisdiction) to Lender in the event Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything in this Agreement to the contrary, this Section 16 shall not be construed to require Lender to make available its tax returns (or any other information which it deems confidential) to Loan Parties or any other Person or require Lender to pay any amount to an indemnifying party pursuant to Section 16.4, the payment of which would place Lender (or its Affiliates) in a less favorable net after-Tax position than such Person would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid.

17.	GENERAL PROVISIONS.

17.1 Effectiveness. This Agreement shall be binding and deemed effective when executed by Lender and Borrower whose signature is provided for on the signature pages hereof.

17.2 Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

17.3 Interpretation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against the Lender or Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

17.4 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

17.5 [Reserved].

17.6 Debtor-Creditor Relationship. The relationship between the Lender, on the one hand, and the Loan Parties, on the other hand, is solely that of creditor and debtor. Lender does not have (nor shall be deemed to have) any fiduciary relationship or duty to any Loan Party arising out of or in connection with the Loan Documents or the transactions contemplated thereby, and there is no agency or joint venture relationship between the Lender, on the one hand, and the Loan Parties, on the other hand, by virtue of any Loan Document or any transaction contemplated therein.

17.7 Counterparts; Electronic Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Execution of any such counterpart may be by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Lender reserves the right, in its discretion, to accept, deny, or condition acceptance of any electronic signature on this Agreement. Any party delivering an executed counterpart of this Agreement by faxed, scanned or photocopied manual signature shall also deliver an original manually executed counterpart, but the failure to deliver an original manually executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement. The foregoing shall apply to each other Loan Document, and any notice delivered hereunder or thereunder, mutatis mutandis.

17.8 Revival and Reinstatement of Obligations; Certain Waivers.

(a) If Lender repays, refunds, restores, or returns in whole or in part, any payment or property previously paid or transferred to Lender in full or partial satisfaction of any Obligation or on account of any other obligation of any Loan Party under any Loan Document, because the payment, transfer, or the incurrence of the obligation so satisfied is asserted or declared to be void, voidable, or otherwise recoverable under any law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent transfers, preferences, or other voidable or recoverable obligations or transfers (each, a “Voidable Transfer”), or because Lender elects to do so on the reasonable advice of its counsel in connection with a claim that the payment, transfer, or incurrence is or may be a Voidable Transfer, then, as to any such Voidable Transfer, or the amount thereof that Lender elects to repay, restore, or return (including pursuant to a settlement of any claim in respect thereof), and as to all reasonable costs, expenses, and attorneys’ fees of Lender thereto, the liability of the Loan Parties with respect to the amount or property paid, refunded, restored, or returned will automatically and immediately be revived, reinstated, and restored and will exist, in each case, as fully as if such Voidable Transfer had never been made. If, prior to any of the foregoing, (any provision of this Agreement shall have been terminated or cancelled, such provision of this Agreement, shall be reinstated in full force and effect and such prior termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligation of any Loan Party in respect of such liability. This provision shall survive the termination of this Agreement and the repayment in full of the Obligations.

(b) Anything to the contrary contained herein notwithstanding, if Lender accepts a guaranty of only a portion of the Obligations pursuant to any guaranty, Borrower hereby waives its right under Section 2822(a) of the California Civil Code or any similar laws of any other applicable jurisdiction to designate the portion of the Obligations satisfied by the applicable guarantor’s partial payment.

17.9	Confidentiality.

(a) Lender agrees that material, non-public information regarding the Loan Parties and their Subsidiaries, their operations, assets, and existing and contemplated business plans (“Confidential Information”) shall be treated by Lender in a confidential manner, and shall not be disclosed by Lender to Persons who are not parties to this Agreement, except: (i) to attorneys for and other advisors, accountants, auditors, and consultants to Lender and to employees, directors and officers of Lender (the Persons in this clause (i), “Lender Representatives”) on a “need to know” basis in connection with this Agreement and the transactions contemplated hereby and on a confidential basis, (ii) to Subsidiaries and Affiliates of Lender; provided, that any such Subsidiary or Affiliate shall have agreed to receive such information hereunder subject to the terms of this Section 17.9, (iii) as may be required by regulatory authorities so long as such authorities are informed of the confidential nature of such information, (iv) as may be required by statute, decision, or judicial or administrative order, rule, or regulation; provided, that (x) prior to any disclosure under this clause (iv), the disclosing party agrees to provide Borrower with prior notice thereof, to the extent that it is practicable to do so and to the extent that the disclosing party is permitted to provide such prior notice to Borrower pursuant to the terms of the applicable statute, decision, or judicial or administrative order, rule, or regulation and (y) any disclosure under this clause (iv) shall be limited to the portion of the Confidential Information as may be required by such statute, decision, or judicial or administrative order, rule, or regulation, (v) as may be agreed to in advance in writing by Borrower, (vi) as requested or required by any Governmental Authority pursuant to any subpoena or other legal process; provided, that (x) prior to any disclosure under this clause (vi) the disclosing party agrees to provide Borrower with prior written notice thereof, to the extent that it is practicable to do so and to the extent that the disclosing party is permitted to provide such prior written notice to Borrower pursuant to the terms of the subpoena or other legal process and (y) any disclosure under this clause (vi) shall be limited to the portion of the Confidential Information as may be required by such Governmental Authority pursuant to such subpoena or other legal process, (vii) as to any such information that is or becomes generally available to the public (other than as a result of prohibited disclosure by Lender or the Lender Representatives), (viii) in connection with any assignment, participation or pledge of Lender’s interest under this Agreement; provided, that prior to receipt of Confidential Information any such assignee, participant, or pledgee shall have agreed in writing to receive such Confidential Information either subject to the terms of this Section 17.9 or pursuant to confidentiality requirements substantially similar to those contained in this Section 17.9 (and such Person may disclose such Confidential Information to Persons employed or engaged by them as described in clause (i) above), (ix) in connection with any litigation or other adversary proceeding involving parties hereto which such litigation or adversary proceeding involves claims related to the rights or duties of such parties under this Agreement or the other Loan Documents; provided, that prior to any disclosure to any Person (other than any Loan Party, Lender, any of their respective Affiliates, or their respective counsel) under this clause (ix) with respect to litigation involving any Person (other than Borrower, Lender, any of their respective Affiliates, or their respective counsel), the disclosing party agrees to provide Borrower with prior written notice thereof, and (x) in connection with, and to the extent reasonably necessary for, the exercise of any secured creditor remedy under this Agreement or under any other Loan Document.

17.10 Survival. All representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of, or any accrued interest on, any Loan or any fee or any other amount payable under this Agreement is outstanding or unpaid and so long as the Commitments have not expired or been terminated.

17.11 Patriot Act; Due Diligence. To the extent that Lender that is subject to the requirements of the Patriot Act, Lender hereby notifies the Loan Parties that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow Lender to identify each Loan Party in accordance with the Patriot Act. In addition, Lender shall have the right to periodically conduct due diligence on all Loan Parties, their senior management and key principals and legal and beneficial owners. Each Loan Party agrees to cooperate in respect of the conduct of such due diligence and further agrees that the reasonable costs and charges for any such due diligence by Lender shall constitute Lender Expenses hereunder and be for the account of Borrower.

17.12 Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

[Signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

BORROWERS:	NEOPHOTONICS CORPORATION, a Delaware corporation

	By:	/s/ Elizabeth Eby
	Name: Title:	Elizabeth Eby Chief Financial Officer

[SIGNATURE PAGE TO CREDIT AGREEMENT]

LUMENTUM HOLDINGS INC., a Delaware corporation, as Lender

By:	/s/ Alan Lowe
Name:	Alan Lowe
Title:	President and CEO

[SIGNATURE PAGE TO CREDIT AGREEMENT]

Exhibit 10.2

EXECUTION VERSION

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT (this “Agreement”) is entered into as of January 14, 2022, by and among LUMENTUM HOLDINGS INC., a Delaware corporation (“Lumentum” and, solely in its capacity as a holder of Subordinated Debt and not in any other capacity, the “Subordinated Creditor”), NEOPHOTONICS CORPORATION, a Delaware corporation (the “Company”), the other LOAN PARTIES (defined below) signatory hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent (“Agent”) for all Senior Lenders party to the Senior Credit Agreement described below.

RECITALS

A. The Company, as the Borrower (as defined therein), each other person designated as a Borrower from time to time, Agent and Senior Lenders (as hereinafter defined) have entered into an Amended and Restated Credit Agreement dated as June 29, 2021, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of the date hereof (the “First Amendment”) and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “Senior Credit Agreement”, pursuant to which, among other things, Senior Lenders have agreed, subject to the terms and conditions set forth in the Senior Credit Agreement, to make certain loans and financial accommodations to such Borrowers. Pursuant to a certain Amended and Restated Guaranty and Security Agreement dated as of June 29, 2021 (as in effect on the date hereof or as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “Senior Security Agreement”), all of the Loan Parties’ obligations to Agent and Senior Lenders under the Senior Credit Agreement and the other Senior Debt Documents (as hereinafter defined) are secured by liens on and security interests in substantially all of the now existing and hereafter acquired property of the Company and the other Loan Parties party thereto (collectively, the “Collateral”).

B. The Company, the other Loan Parties and Subordinated Creditor have on the date hereof entered into that certain Credit Agreement (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “Subordinated Credit Agreement”) pursuant to which the Subordinated Creditor has agreed to provide an unsecured delayed draw term loan facility to the Company, in the aggregate original principal amount of up to $50,000,000.

C. As an inducement to and as one of the conditions precedent to the agreement of Agent and Senior Lenders to consummate the transactions contemplated by the First Amendment, Agent and Senior Lenders have required the execution and delivery of this Agreement by Subordinated Creditor, the Company and the other Loan Parties in order to set forth the relative rights and priorities of Agent, Senior Lenders and Subordinated Creditor under the Senior Debt Documents and the Subordinated Debt Documents (as each such term is hereinafter defined).

NOW, THEREFORE, in order to induce Agent and Senior Lenders to consummate the transactions contemplated by the First Amendment, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1. Definitions. The following terms shall have the following meanings in this Agreement:

“Agent” shall mean Wells Fargo Bank, National Association, as Agent for the Senior Lenders, or any other Person appointed by the Senior Lenders as administrative agent for purposes of the Senior Debt Documents and this Agreement.

“Bankruptcy Code” shall mean Title 11 of the United States Code, as amended from time to time and any successor statute and all rules and regulations promulgated thereunder.

“Discharge of the Senior Debt” means, except to the extent otherwise expressly provided herein,

(a) payment in full in cash (or another form acceptable to each Senior Lender) (other than outstanding Letters of Credit, unasserted contingent indemnification obligations and the items provided for in clauses (c) and (d) below) of the Senior Debt;

(b) termination or expiration of all commitments to lend or issue letters of credit under the Senior Debt Documents;

(c) termination or cash collateralization (in an amount and in the manner required by the Senior Credit Agreement as in effect as of the date hereof) of all outstanding letters of credit issued under the Senior Debt Documents or that constitute Senior Debt; and

(d) cash collateralization of any costs, expenses and contingent indemnification obligations consisting of Senior Debt not yet due and payable but with respect to which a claim has been asserted (in each case in an amount and manner reasonably satisfactory to the Agent).

“Distribution” shall mean, with respect to any indebtedness or obligation, (a) any payment or distribution by any Loan Party of cash, securities or other property, by set-off or otherwise, on account of such indebtedness or obligation, (b) any redemption, purchase or other acquisition of such indebtedness or obligation by any Loan Party, including without limitation, upon the exercise of any rights with respect to such indebtedness or obligation or (c) the granting of any lien or security interest to or for the benefit of the holders of such indebtedness or obligation in or upon any property of any Person.

“Enforcement Action” shall mean (a) to take from or for the account of any Loan Party, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by any Loan Party with respect to the Subordinated Debt (other than receipt of payments or any Offset Repayment, in each case, permitted by this Agreement), (b) to sue for payment of, or to initiate or participate with others in any suit, action or proceeding against any Loan Party to (i) enforce payment of or to collect the whole or any part of the Subordinated Debt or (ii) commence judicial enforcement of any of the rights and remedies under the Subordinated Debt Documents or applicable law with respect to the Subordinated Debt, (c) to accelerate the Subordinated Debt, (d) to exercise any put option or to cause any Loan Party to honor any redemption or mandatory prepayment obligation under any Subordinated Debt Document, (e) to take any action under the provisions of any state or federal law, including, without limitation, the Uniform Commercial Code, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any property or assets of any Loan Party or (f) enforcement of any judgment lien that the Subordinated Creditor may otherwise obtain; provided, that Enforcement Actions shall not include:

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i)	if an Insolvency Proceeding has been commenced, the filing of a claim or statement of interest with respect to the Subordinated Debt;

ii)

the filing of any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding, or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Subordinated Creditor;

iii)

the voting on any plan of reorganization (provided that the Subordinated Creditor may not vote in favor of a plan of reorganization that is inconsistent with the priorities or other provisions of this Agreement), or the making of other filings and motions that are, in each case, in accordance with, the terms of this Agreement, with respect to the Subordinated Debt and the Collateral;

iv)	the charging of the default rate of interest otherwise permitted hereunder;

v)	the delivery of notice of a Subordinated Debt Default;

vi)

the filing of any lawsuit solely for the purpose of preventing any statute of limitation from expiring or solely for non-monetary specific performance or injunctive relief to compel a Loan Party to comply with any non-payment obligations under the Subordinated Debt Documents resulting in a Subordinated Debt Default, as long as such exercise of remedies shall not impose any monetary obligations on the Loan Parties;

vii)	the enforcement of any subordination agreement with respect to any indebtedness that is subordinated to the Subordinated Debt; and

viii)	acceleration of the Subordinated Debt upon the commencement of any Insolvency Proceeding.

“Loan Parties” shall mean, collectively, the Company, each other “Borrower” under and as defined in the Senior Credit Agreement, and each Guarantor under and as defined in the Senior Credit Agreement or any of the foregoing that executes and delivers (or is required to execute and deliver) any guaranty or similar agreement pursuant to the Senior Loan Documents or the Subordinated Debt Documents, or is otherwise liable for any of the Senior Debt or the Subordinated Debt or any of whose property is pledged as security for the Senior Debt, and their respective successors and assigns.

“Merger Agreement” shall mean that certain Agreement and Plan of Merger by and among Lumentum, Neptune Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Lumentum, and the Company, dated as of November 3, 2021 (as in effect on the date hereof).

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“Offset Repayment” shall mean, in the event that the Merger Agreement is terminated and the payment of the Parent Termination Fee is required pursuant to the terms of the Merger Agreement, the application of the Subordinated Debt owed by the Company to Subordinated Creditor (including any accrued and unpaid interest in connection therewith) to satisfy such Parent Termination Fee in accordance with Section 8.3(g) of the Merger Agreement; provided that (i) no cash payments are made to the Subordinated Creditor by the Company on account of the Subordinated Debt, (ii) the Subordinated Debt Documents shall terminate and be of no further force and effect (other than any terms or conditions that expressly survive termination of such documents and satisfaction of the Subordinated Debt thereunder) and (iii) all obligations under the Subordinated Debt Documents shall be deemed satisfied and discharged in full as contemplated by Section 8.3(g) of the Merger Agreement.

“Permitted Refinancing” shall mean any refinancing of the Senior Debt under the Senior Loan Documents provided that the financing documentation entered into by the Loan Parties in connection with such Permitted Refinancing constitutes Permitted Refinancing Senior Debt Documents.

“Permitted Refinancing Senior Debt Documents” shall mean any financing documentation which replaces the Senior Loan Documents and pursuant to which the Senior Debt under the Senior Loan Documents is refinanced, as such financing documentation may be amended, supplemented or otherwise modified from time to time in compliance with this Agreement, but specifically excluding any such financing documentation that contains, either initially or by amendment or other modification, any terms, conditions, covenants or defaults other than those which (a) then exist in the Senior Loan Documents or (b) could be included in the Senior Loan Documents by an amendment or other modification that would not be prohibited by the terms of this Agreement; provided that any such Permitted Refinancing Senior Debt Documents must (a) include a “liquidity” covenant that is no more favorable to the Company than that in clause (ii) of the first sentence of Section 7 of the Senior Credit Agreement), (b) include a “maturity date” definition that gives effect to the “Maturity Acceleration Event”, (c) include a definition of “Maturity Acceleration Event” that is substantively identical to that contained in the Senior Credit Agreement, (d) not provide that the final maturity date of the Senior Debt thereunder occurs at any time after the date of occurrence of the “Maturity Acceleration Event” unless in connection with such extension the Subordinated Debt is permitted to be repaid prior to the Senior Debt, and (e) not impose any limitations on payments of the Subordinated Debt that would otherwise be permitted pursuant to the terms of this Agreement.

“Permitted Subordinated Debt Payments” shall mean, collectively (i) regularly scheduled payments of cash interest on the Subordinated Debt, due and payable on a non-accelerated basis monthly in arrears and calculated at the rate determined in accordance with the Subordinated Credit Agreement as in effect on the date hereof, so long as (x) no Default or Event of Default (as each such term is defined in the Senior Credit Agreement) has occurred and is then continuing under the Senior Credit Agreement or would occur thereunder as a result of such payment and (y) on a pro forma basis after giving effect to such payment, the Company’s Liquidity (as defined in the Senior Credit Agreement as in effect on the date hereof) shall not be less than $30,000,000, of which at least $6,250,000 shall be comprised of Excess Availability (as defined in the Senior Credit Agreement as in effect on the date hereof), (ii) to the extent that the conditions to payments of cash interest specified in clauses (x) and (y) of clause (i) of this definition are not satisfied, Subordinated PIK Payments equal to the amount that would have been otherwise permitted under clause (i) of this definition but for the restrictions set forth in clauses (x) and (y) thereof, (iii) Subordinated PIK Payments in lieu of interest otherwise payable at the default rate of interest set forth in Section 2.6(c) of the Subordinated Credit Agreement as in effect on the date hereof, and (iv) the Offset Repayment.

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“Permitted Third Party Payment” shall mean the payment by a Third Party to the Subordinated Creditor of the Permitted Third Party Repayment Amount if and to the extent permitted pursuant to the second paragraph of Section 2.1 hereof.

“Permitted Third Party Repayment Amount” shall mean an amount equal to the outstanding amount of the Subordinated Debt (including any accrued and unpaid interest, and Subordinated PIK Payments, in each case, incurred pursuant to the Subordinated Debt Documents) determined as of the date of the termination of the Merger Agreement.

“Person” shall mean any natural person, corporation, general or limited partnership, limited liability company, firm, trust, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

“Proceeding” shall mean any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of a Person under Applicable Law, including, without limitation, the Bankruptcy Code.

“Reorganization Subordinated Securities” shall mean (a) any equity securities of any Loan Party or any other Person and (b) any debt securities of any Loan Party or any other Person, in each case under clause (a) and (b), that are distributed to any Subordinated Creditor in respect of the Subordinated Debt pursuant to a confirmed plan of reorganization or adjustment and that, in the case of such debt securities, (i) are subordinated in right of payment to the Senior Debt (or any debt securities issued in substitution of all or any portion of the Senior Debt) to at least the same extent as the Subordinated Debt is subordinated to the Senior Debt, (ii) do not have the benefit of any obligation of any Person (whether as issuer, guarantor or otherwise) unless the Senior Debt has at least the same benefit of the obligation of such Person and (iii) do not have any terms, and are not subject to or entitled to the benefit of any agreement or instrument that has terms, that are more burdensome to the issuer of or other obligor on such debt securities than are the terms of the Senior Debt (or any debt securities issued in substitution of all or any portion of the Senior Debt).

“Senior Debt” shall mean all obligations, liabilities and indebtedness of every nature of the Loan Parties from time to time owed to Agent or any Senior Lender (or in the case of Bank Product Obligations, any affiliate of Agent or any Senior Lender) under the Senior Debt Documents, including, without limitation, the principal amount of all debts, claims and indebtedness, all Bank Product Obligations (as defined in the Senior Credit Agreement), accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the commencement of a Proceeding together with (a) any amendments, modifications, renewals or extensions thereof to the extent not prohibited by the terms of this Agreement and (b) any interest

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accruing thereon after the commencement of a Proceeding, without regard to whether or not such interest is an allowed claim; provided, however, that in no event shall the principal amount of any revolving or term loans included in Senior Debt exceed $75,000,000; and provided, for clarity, that the amount of Senior Debt arising pursuant to Bank Product Obligations (as defined in the Senior Credit Agreement) shall not (i) be subject to, and shall not be included in, the foregoing maximum principal amount and (ii) exceed $10,000,000 at any time outstanding.

“Senior Debt Documents” shall mean the Senior Loan Documents and, after the consummation of any Permitted Refinancing, the Permitted Refinancing Senior Debt Documents.

“Senior Default” shall mean any “Event of Default” under the Senior Debt Documents.

“Senior Lenders” shall mean the holders of the Senior Debt.

“Senior Loan Documents” shall mean any and all of the Senior Credit Agreement, the Senior Security Agreement, any other Loan Document (as defined in the Senior Credit Agreement) and all Bank Product Agreements (as defined in the Senior Credit Agreement), as the same may be amended, supplemented or otherwise modified from time to time as permitted hereunder.

“Senior Debt Maturity Date” shall mean the “Maturity Date” as such term is defined in the Senior Credit Agreement as in effect on the date hereof.

“Standstill Period” shall mean a period commencing on the date of delivery of a Subordinated Debt Default Notice to Agent and ending on the earlier to occur of (a) 180 days thereafter and (b) the date upon which the Subordinated Debt Default that was the subject of the Subordinated Debt Default Notice is cured or waived.

“Subordinated Debt Maturity Date” shall mean the “Maturity Date” as such term is defined in the Subordinated Credit Agreement as in effect on the date hereof.

“Subordinated Debt” shall mean all obligations, liabilities and indebtedness of every nature of the Loan Parties from time to time owed to Subordinated Creditor under the Subordinated Debt Documents, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, in each case, under the Subordinated Debt Documents, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the commencement of a Proceeding together with (a) any amendments, modifications, renewals or extensions thereof to the extent not prohibited by the terms of this Agreement and (b) any interest accruing thereon after the commencement of a Proceeding, without regard to whether or not such interest is an allowed claim.

“Subordinated Debt Default” shall mean a default in the payment of the Subordinated Debt or in the performance of any term, covenant or condition contained in the Subordinated Debt Documents or any other occurrence permitting the Subordinated Creditor to accelerate the payment of, put or cause the redemption of all or any portion of the Subordinated Debt or any Subordinated Debt Document.

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“Subordinated Debt Default Notice” shall mean a written notice from the Subordinated Creditor or the Loan Parties to Agent pursuant to which Agent is notified of the occurrence of a Subordinated Debt Default, which notice incorporates a reasonably detailed description of such Subordinated Debt Default.

“Subordinated Debt Documents” shall mean the Subordinated Credit Agreement, any guaranty with respect to the Subordinated Debt and all other documents, agreements and instruments now existing or hereinafter entered into evidencing or pertaining to all or any portion of the Subordinated Debt.

“Subordinated PIK Payments” shall mean payments of interest (including default interest) calculated at the rate set forth in the Subordinated Credit Agreement as in effect on the date hereof or as modified in accordance with the terms of this Agreement, made by payment in kind (and not made in cash) in the form of an increase in the principal amount of existing Subordinated Debt in lieu of interest payments that are not permitted to be paid in cash pursuant to the terms hereof. For avoidance of doubt, all Subordinated PIK Payments shall constitute Subordinated Debt subject to the terms hereof.

“Third Party” shall mean a “Third Party” (as defined in the Merger Agreement) that has made an “Acquisition Proposal” (as defined in the Merger Agreement) that is a “Superior Proposal” (as defined in the Merger Agreement).

2. Subordination.

2.1 Subordination of Subordinated Debt to Senior Debt. Each Loan Party covenants and agrees, and the Subordinated Creditor by its acceptance of the Subordinated Debt Documents (whether upon original issue or upon transfer or assignment) likewise covenants and agrees, notwithstanding anything to the contrary contained in any of the Subordinated Debt Documents, that the payment of any and all of the Subordinated Debt shall be subordinate and subject in right and time of payment, to the extent and in the manner hereinafter set forth (and subject to any exceptions set forth herein), to the prior Discharge of the Senior Debt. Each holder of Senior Debt, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired Senior Debt in reliance upon the provisions contained in this Agreement.

Notwithstanding anything in this Agreement to the contrary, a Third Party (as defined in the Merger Agreement) may pay the Permitted Third Party Repayment Amount to the Subordinated Creditor (i) in connection with the assignment and assumption of the Subordinated Creditor’s rights and obligations under the Subordinated Debt Documents to such Third Party in accordance with Section 2.7(a) so long as such Third Party agrees to be bound by the terms of this Agreement as if it were an original Subordinated Creditor party hereto or (ii) without assuming the Subordinated Creditor’s rights and obligations under the Subordinated Debt Documents so long as (w) such Third Party is not an affiliate of the Company, (x) in connection with such payment, the Subordinated Debt is deemed to be satisfied in full in connection therewith and the Subordinated Debt Documents shall terminate and be of no further force and effect (other than any terms or conditions relating to indemnification or reimbursement that expressly survive termination of such documents and which shall remain subordinated to the Senior Debt in

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accordance with the terms hereof) and all obligations thereunder (including any obligations that otherwise may be owing by the Company or any other Loan Party to the Third Party thereunder) shall be deemed satisfied and discharged in full, (y) all material terms and agreements related to such payment have been disclosed to Agent, and (z) (1) the Company does not require Agent’s consent under the Senior Debt Documents to execute and deliver the definitive documentation with respect to such Third Party’s Acquisition Proposal (as defined in the Merger Agreement), (2) the Board of the Company has determined that the Third Party’s Acquisition Proposal (as defined in the Merger Agreement) constitutes a Superior Proposal (as defined in the Merger Agreement), (3) none of the Company or any of its subsidiaries has agreed or provided any commitment to agree to any commercial transaction (including discounts and trade payment terms) with such Third Party that was not negotiated on an arms’-length basis without taking into account the repayment of the Subordinated Debt by the Third Party and (4) none of the Company nor any of its subsidiaries will make any cash payment in respect of the termination of the Subordinated Debt, except that the Company may, for the avoidance of doubt, pay the Subordinated Creditor the Company Termination Fee if required in accordance with the Merger Agreement.

2.2 Liquidation, Dissolution, Bankruptcy. In the event of any Proceeding involving any Loan Party:

(a) The Discharge of the Senior Debt shall have occurred before any Distribution in such Proceeding, whether in cash, securities or other property, shall be made to the Subordinated Creditor on account of any Subordinated Debt (other than (i) a Distribution in the form of Subordinated PIK Payments, (ii) a Distribution in the form of Reorganization Subordinated Securities if, in the case of Reorganization Subordinated Securities, Subordinated Creditors and Agent shall have entered into such supplements to, or modifications of, this Agreement as Agent may reasonably request to reflect the continued subordination of the Reorganization Subordinated Securities to the Senior Debt (or notes or other securities issued in substitution of all or a portion thereof) to the same extent as provided herein, and (iii) the Offset Repayment).

(b) Any Distribution in such Proceeding, whether in cash, securities or other property which would otherwise, but for the terms hereof, be payable or deliverable in respect of the Subordinated Debt (other than (i) a Distribution in the form of Subordinated PIK Payments, (ii) a Distribution in the form of Reorganization Subordinated Securities if, in the case of Reorganization Subordinated Securities, Subordinated Creditors and Agent shall have entered into such supplements to, or modifications of, this Agreement as Agent may reasonably request to reflect the continued subordination of the Reorganization Subordinated Securities to the Senior Debt (or notes or other securities issued in substitution of all or a portion thereof) to the same extent as provided herein, and (iii) the Offset Repayment) shall be paid or delivered directly to Agent (to be held and/or applied by Agent in accordance with the terms of the Senior Debt Documents) until the Discharge of the Senior Debt. The Subordinated Creditor irrevocably authorizes, empowers and directs any debtor, debtor in possession, receiver, trustee, liquidator, custodian, conservator or other Person having authority, to pay or otherwise deliver all such Distributions to Agent (other than any Distribution constituting a Permitted Subordinated Debt Payment that was permitted hereunder at the time made and received by the Subordinated Creditor prior to the commencement of the applicable Proceeding). The Subordinated Creditor also irrevocably authorizes and empowers Agent, in the name of the Subordinated Creditor, to demand, sue for, collect and receive any and all such Distributions.

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(c) The Subordinated Creditor agrees not to (i) initiate, prosecute or participate in any claim, action or other proceeding challenging the enforceability, validity, perfection or priority of the Senior Debt, the Senior Debt Documents or any liens and security interests in property securing the Senior Debt, it being understood and agreed that nothing in this Agreement shall prevent the Subordinated Creditor from serving on or chairing any official or ad hoc committee of unsecured creditors so long as the Subordinated Creditor recuses itself from participation in any such challenge and (ii) without the consent of the Agent, directly or indirectly propose, support or vote in favor of any plan of reorganization or similar dispositive restructuring plan in connection with a Proceeding that is inconsistent in any material respect with this Agreement (including, without limitation, that does not provide for Discharge of the Senior Debt prior to any Distribution in connection with the Subordinated Debt other than a Distribution in the form of Subordinated PIK Payments or Reorganization Subordinated Securities if Subordinated Creditors and Agent shall have entered into such supplements to, or modifications of, this Agreement as Agent may reasonably request to reflect the continued subordination of the Reorganization Subordinated Securities to the Senior Debt (or notes or other securities issued in substitution of all or a portion thereof) to the same extent as provided herein) or receipt of the Offset Repayment. Agent agrees not to initiate, prosecute or participate in any claim, action or other proceeding challenging the enforceability or validity of the Subordinated Debt.

(d) Following Discharge of the Senior Debt, any Distribution which may be payable or deliverable in respect of the Subordinated Debt shall be paid or delivered directly to the Subordinated Creditor for application in satisfaction of the Subordinated Debt until such time as all the Subordinated Debt shall have been paid in full in cash.

(e) The Subordinated Creditor hereby irrevocably authorizes, empowers and appoints Agent as its agent and attorney-in-fact to execute, verify, deliver and file proofs of claim in respect of the Subordinated Debt upon the failure of the Subordinated Creditor promptly to do so prior to 5 days before the expiration of the time to file any such proof of claim; provided that Agent shall have no obligation to execute, verify, deliver and/or file any claim with the authority granted hereby. Agent shall have no right to vote such claim in any such Proceeding.

(f) The Senior Debt shall continue to be treated as Senior Debt and the provisions of this Agreement shall continue to govern the relative rights and priorities of Senior Lenders and the Subordinated Creditor even if all or part of the Senior Debt or the security interests securing the Senior Debt are subordinated, set aside, avoided, invalidated or disallowed in connection with any such Proceeding, and this Agreement shall be reinstated if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by any holder of Senior Debt or any representative of such holder. For clarity, nothing in this Section 2.2 shall be deemed to prohibit a Permitted Third Party Payment that would otherwise be permitted under the second paragraph of Section 2.1 hereof.

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(g) The Subordinated Creditor shall not offer to provide or support any other offer to provide, any debtor-in-possession financing in a Proceeding involving the Company, as debtor, unless either (i) the Discharge of the Senior Debt will occur in connection therewith or (ii) such debtor-in-possession financing is subordinated to the Senior Debt substantially on the same terms as set forth herein.

2.3 Subordinated Debt Payment Restrictions.

(a) Notwithstanding the terms of the Subordinated Debt Documents, each Loan Party hereby agrees that it may not make, and the Subordinated Creditor hereby agrees that it will not accept, any Distribution or other payment with respect to the Subordinated Debt until the Discharge of the Senior Debt, other than, subject to the terms of Section 2.2 of this Agreement, Permitted Subordinated Debt Payments, any Permitted Third Party Payment (which, for the avoidance of doubt, shall not constitute Distributions), any Offset Repayment and any payments made in accordance with Section 2.3(b). For clarity, no Subordinated PIK Payment may be paid in cash until the Discharge of the Senior Debt except as provided in Section 2.3(b) except in connection with an Offset Repayment and a Permitted Third Party Payment.

(b) Subject to Section 2.2, if a Maturity Acceleration Event has occurred under the Senior Credit Agreement and the Agent or the Senior Lenders have waived in writing the requirement that the Senior Debt be paid in full in connection therewith prior to the Subordinated Debt Maturity Date of the Subordinated Debt or has agreed in writing to, notwithstanding the occurrence of the Maturity Acceleration Event, extend the Senior Debt Maturity Date to a date which is after the Subordinated Debt Maturity Date, the Subordinated Debt may be paid in full on the Subordinated Debt Maturity Date.

(c) Notwithstanding any provision of this Section 2.3 to the contrary, the failure of the Loan Parties to make any Distribution with respect to the Subordinated Debt by reason of the operation of this Section 2.3 shall not be construed as preventing the occurrence of a Subordinated Debt Default under the applicable Subordinated Debt Documents.

2.4 Subordinated Debt Standstill Provisions.

(a) The Subordinated Creditor will use its commercially reasonable efforts to provide Agent with a Subordinated Debt Default Notice concurrent with providing any such notice to a Loan Party; provided that the failure to so provide such notice shall not adversely affect the rights of the Subordinated Creditor with respect to the Subordinated Debt Default(s) specified therein or otherwise except as otherwise provided herein.

(b) Until the Discharge of the Senior Debt, the Subordinated Creditor shall not, without the prior written consent of Agent, take any Enforcement Action with respect to the Subordinated Debt, until the earliest to occur of the following (and, with respect to clause (ii) below, no earlier than ten (10) Business Days after Agent’s receipt of written notice of Subordinated Creditor’s intention to take any such Enforcement Action (which notice may be delivered during the Standstill Period)):

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(i) acceleration of the Senior Debt;

(ii) the expiration of the applicable Standstill Period so long as the Subordinated Debt Default for which the Subordinated Debt Default Notice was delivered is still continuing at such time; or

(iii) the commencement of a Proceeding involving a Loan Party;

Any Distributions or other proceeds of any Enforcement Action (in each case, other than Permitted Subordinated Debt Payments made in compliance with the terms of this Agreement, any Permitted Third Party Payment, any payments permitted pursuant to Section 2.3(b) hereof (unless at the time of receipt of such payment the Senior Debt is then due and payable) and any Offset Repayment) obtained by the Subordinated Creditor in respect of the Subordinated Debt shall in any event be promptly paid or delivered to Agent for the benefit of Senior Lenders in the form received until the Discharge of the Senior Debt has occurred.

(c) Notwithstanding anything contained herein to the contrary, if following the acceleration of the Senior Debt by Senior Lenders such acceleration is rescinded (whether or not any existing Senior Default has been cured or waived) in writing by the Agent, then all Enforcement Actions taken by the Subordinated Creditor shall likewise be rescinded if such Enforcement Action is based solely on clause (i) of paragraph (b) of this Section 2.4 and such recission can be made without liability or prejudice to the Subordinated Creditor.

(d) Notwithstanding anything contained herein to the contrary, the Subordinated Creditor at any time and from time to time may take any action described in clauses (i) through (viii) of the proviso at the end of the definition of “Enforcement Action”.

(e) The Subordinated Creditor hereby:

(i) agrees that it will not take any action, other than as expressly permitted under this Agreement, that would restrain, hinder, limit, delay, or otherwise interfere with the rights and remedies of the Agent or any Senior Lender, or any action that is otherwise prohibited hereunder;

(ii) waives any and all rights the Subordinated Creditor may have to object to the manner in which the Agent or any of the other Senior Lenders, seek to enforce or collect the Senior Debt or the liens securing the Senior Debt granted in any assets of any Loan Party, regardless of whether any action or failure to act by or on behalf of the Agent or any other Senior Agent is adverse to the interest of the Subordinated Creditor;

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(iii) agrees not to contest, protest, or object to any exercise of rights and remedies arising pursuant to the Senior Debt Documents or this Agreement by any Senior Lender; and

(iv) acknowledges and agrees that no covenant, agreement or restriction contained in the Subordinated Debt Documents shall be deemed to restrict in any way the rights and remedies of the Agent or the other Senior Lenders with respect to any liens on any assets of any Loan Party securing the Senior Debt.

2.5 Incorrect Payments. If any Distribution on account of the Subordinated Debt not permitted to be made by the Loan Parties or accepted by the Subordinated Creditor under this Agreement is made and received by the Subordinated Creditor, such Distribution shall be promptly paid over to Agent for application (in accordance with the Senior Debt Documents) to the payment of the Senior Debt then remaining unpaid, until the Discharge of the Senior Debt has occurred.

2.6 Acknowledgment, Consent, and Subordination of Liens and Security Interests; Agreement Not to Contest; Agreement to Release Liens; Waiver of Right to Contest Obligations and Liens.

(a) The Subordinated Creditor hereby (y) acknowledges that the Loan Parties, either prior to the date hereof or concurrently herewith, have granted or are granting liens on the Collateral in favor of the Agent to secure the Senior Debt and (z) consents, anything to the contrary contained in the Subordinated Loan Documents notwithstanding, to the grant by such Loan Parties of the liens on the Collateral to secure the Senior Debt. Until the Discharge of the Senior Debt, any liens and security interests of the Subordinated Creditor in the Collateral which may exist in breach of the Subordinated Creditor’s agreement pursuant to Section 3.2(g) or Section 4 of this Agreement shall be and hereby are subordinated for all purposes and in all respects to the liens and security interests of Agent and Senior Lenders in the Collateral, regardless of the time, manner or order of perfection of any such liens and security interests. In the event that the Subordinated Creditor obtains any liens or security interests in the Collateral securing the Subordinated Debt, the Subordinated Creditor shall (or shall cause its agent to) promptly execute and deliver to Agent such termination statements and releases as Agent shall reasonably request to effect the release of the liens and security interests of the Subordinated Creditor in such Collateral. In furtherance of the foregoing, the Subordinated Creditor hereby irrevocably appoints Agent its attorney-in-fact, with full authority in the place and stead of the Subordinated Creditor and in the name of the Subordinated Creditor or otherwise, to execute and deliver any document or instrument which the Subordinated Creditor may be reasonably required to deliver pursuant to this Section 2.6.

(b) The Agent, for itself and on behalf of each other Senior Lender, and the Subordinated Creditor agrees that it will not (and hereby waives any right to), directly or indirectly, contest or support any other Person in contesting, in any proceeding (including any Insolvency Proceeding), (i) the validity, priority, enforceability or allowance of any claims of any of the Senior Lenders or the Subordinated Creditor, as the case may be, (ii) subject to the terms of this Agreement, the priority, validity, or

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enforceability of a lien held by or on behalf of any of the Senior Lender in any Collateral, as the case may be, or (iii) the validity or enforceability of the provisions of this Agreement; provided, however that nothing in this Agreement shall be construed to prevent or impair the rights of the Agent, any other Senior Lender, or the Subordinated Creditor to enforce the terms of this Agreement; provided, further, however, that notwithstanding anything to the contrary herein, the Subordinated Creditor may raise any objection to the bidding and related procedures proposed to be utilized in connection with any sale or disposition that may be raised by unsecured creditors more generally.

2.7 Sale, Transfer or other Disposition of Subordinated Debt.

(a) The Subordinated Creditor shall not sell, assign, pledge, dispose of or otherwise transfer all or any portion of the Subordinated Debt or any Subordinated Debt Document except for an assignment of all, but not less than all of the Subordinated Debt and all rights of the Subordinated Creditor under the Subordinated Debt Documents to a transferee that is a Third Party who has made a Superior Proposal (as defined in the Merger Agreement) which has been accepted by the Company so long as prior to the consummation of any such assignment, such Third Party executes and delivers to Agent an agreement consenting to be bound by the terms of this Agreement to the same extent as if such Third Party were the original Subordinated Creditor hereunder and otherwise providing for the continued subordination of the Subordinated Debt to the Senior Debt as provided herein.

(b) Notwithstanding the failure of any transferee to execute or deliver an agreement substantially identical to this Agreement or to otherwise agree to be bound by the terms hereof as provided in Section 2.7(a) above, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of the Subordinated Debt, and the terms of this Agreement shall be binding upon the successors and assigns of the Subordinated Creditor, as provided in Section 9 hereof.

(c) The Subordinated Creditor may not assign the Subordinated Debt to any Loan Party or any Subsidiary thereof.

2.8 Legends. All documents and instruments evidencing any of the Subordinated Debt, if any, shall be endorsed with a legend, in form and substance satisfactory to Agent, noting that such documents and instruments are subject to this Agreement, and each Company shall promptly deliver to Agent evidence of the same.

3. Modifications.

3.1 Modifications to Senior Debt Documents. Senior Lenders may, with the consent of the Company, at any time and from time to time without the consent of or notice to the Subordinated Creditor, without incurring liability to the Subordinated Creditor and without impairing or releasing the obligations of the Subordinated Creditor under this Agreement, change the manner or place of payment or extend the time of payment of or renew or alter any of the terms of the Senior Debt, or amend or otherwise modify in any manner any agreement, note, guaranty or other instrument evidencing or securing or otherwise relating to the Senior Debt; provided, that,

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without the prior written consent of Subordinated Creditor, Senior Lenders shall not (a) increase the aggregate principal amount of revolving or term loans that constitute the Senior Debt in excess of the limitation on such aggregate principal amount set forth in the definition of Senior Debt, (b) increase the rate of interest on any of the Senior Debt by more than 3.00%; provided, for avoidance of doubt, an increase in the rate of interest shall not be deemed to have occurred as a result of (A) fluctuations in any underlying rate indices and (B) the imposition of a default rate of interest at the rate set forth in and as permitted the Senior Credit Agreement as in effect on the date hereof, (c) amend or otherwise modify the definition of “Maturity Acceleration Event” in the Senior Credit Agreement, (d) amend or otherwise modify clause (i) of the definition of “Maturity Date” in the Senior Credit Agreement, (e) amend or otherwise modify clause (ii) of the first sentence of Section 7 of the Senior Credit Agreement in any manner that would render the covenants therein to be less restrictive on the Loan Parties, or (f) amend or otherwise modify any successor provisions to any of the foregoing or take any action that would be inconsistent with this Agreement.

3.2 Modifications to Subordinated Debt Documents. Until the Discharge of the Senior Debt has occurred, and notwithstanding anything to the contrary contained in the Subordinated Debt Documents, the Subordinated Creditor shall not, without the prior written consent of Agent, agree to any amendment, modification or supplement to the Subordinated Debt Documents the effect of which is to (a) increase the maximum principal amount of the Subordinated Debt (other than in connection with the addition of Subordinated PIK Payments), (b) increase the rate of interest on any of the Subordinated Debt; provided, for avoidance of doubt, an increase in the rate of interest shall not be deemed to have occurred as a result of (A) fluctuations in any underlying rate indices and (B) the imposition of a default rate of interest at the rate set forth and as permitted in the Subordinated Credit Agreement as in effect on the date hereof, (c) change the dates upon which payments of principal or interest on the Subordinated Debt are due to an earlier date or in the case of interest, more frequent dates, (d) except as provided below, change or add any event of default or any covenant with respect to the Subordinated Debt, (e) change any redemption or prepayment provisions of the Subordinated Debt (other than extensions of the dates of any such redemptions or prepayments or waiver of any such redemption or prepayment request), (f) alter the subordination provisions with respect to the Subordinated Debt, (g) take any liens or security interests in any assets of any Loan Party to secure the Subordinated Debt, or (h) change or amend any other term of the Subordinated Debt Documents if such change or amendment would result in a Senior Default, or confer additional material rights on the Subordinated Creditor or any other holder of the Subordinated Debt in a manner adverse to any Loan Party or Senior Lenders; provided, however, that the Subordinated Creditor shall be permitted to amend or modify the Subordinated Debt Documents to modify or add covenants, defaults or other provisions, to the extent the corresponding provisions of the Senior Debt Documents have been amended or modified with cushions consistent with the cushions included in comparable covenants, defaults and other provisions in the Senior Debt Documents.

4. Representations and Warranties of Subordinated Creditor. The Subordinated Creditor hereby represents and warrants to Agent and Senior Lenders that as of the date hereof: (a) it is a corporation duly incorporated and validly existing under the laws of the State of Delaware; (b) it has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action; (c) its execution of this Agreement will not violate or conflict with its organizational documents, any material agreement binding upon it or any law, regulation or order or require any consent or

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approval which has not been obtained; (d) this Agreement is the legal, valid and binding obligation of the Subordinated Creditor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles; (e) it is the sole owner, beneficially and of record, of the Subordinated Debt Documents and the Subordinated Debt; (f) the Subordinated Debt is an unsecured obligation of each Loan Party, and (g) there has been no amendment, waiver or other modification of any provision of the Merger Agreement since November 3, 2021.

5. Representations and Warranties of Agent. The Agent hereby represents and warrants to Subordinated Creditor that as of the date hereof: (a) it has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action; (b) its execution of this Agreement will not violate or conflict with its organizational documents, any material agreement binding upon it or any law, regulation or order or require any consent or approval which has not been obtained; and (c) this Agreement is the legal, valid and binding obligation of Agent, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles.

6. Subrogation. Until the Discharge of the Senior Debt, the Subordinated Creditor waives all rights of subrogation with respect to the rights of Agent and Senior Lenders to receive Distributions with respect to the Senior Debt and agrees that it shall not exercise any such right of subrogation until the Discharge of the Senior Debt. The Subordinated Creditor agrees that in the event that all or any part of a payment made with respect to the Senior Debt is recovered from the Senior Lenders in a Proceeding or otherwise, any Distribution received by the Subordinated Creditor with respect to the Subordinated Debt (other than (i) a Distribution in the form of Subordinated PIK Payments, (ii) a Distribution in the form of of Reorganization Subordinated Securities if, in the case of Reorganization Subordinated Securities, Subordinated Creditors and Agent shall have entered into such supplements to, or modifications of, this Agreement as Agent may reasonably request to reflect the continued subordination of the Reorganization Subordinated Securities to the Senior Debt (or notes or other securities issued in substitution of all or a portion thereof) to the same extent as provided herein, (iii) the Offset Repayment, and (iv) any Permitted Third Party Payment) at any time after the date of the payment that is so recovered, whether pursuant to the right of subrogation provided for in this Agreement or otherwise, shall be deemed to have been received by the Subordinated Creditor in trust as property of the Senior Lenders and the Subordinated Creditor shall forthwith deliver the same to the Agent for the benefit of the Senior Lenders for application to the Senior Debt until the Discharge of the Senior Debt. A Distribution made pursuant to this Agreement to Agent or Senior Lenders which otherwise would have been made to the Subordinated Creditor is not, as between the Loan Parties and the Subordinated Creditor, a payment by any Loan Party to or on account of the Senior Debt.

7. Modification. No amendment, waiver or other modification of any provision of this Agreement, and no consent with respect to any departure by any party therefrom, shall be effective unless the same shall be in writing and signed by the Agent and the Subordinated Creditor and then any such waiver or consent shall be effective, but only in the specific instance and for the specific purpose for which given.

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8. Further Assurances. Each party to this Agreement promptly will execute and deliver such further instruments and agreements and do such further acts and things as may be reasonably requested in writing by any other party hereto that may be necessary or desirable in order to effect fully the purposes of this Agreement.

9. Notices. Unless otherwise provided in this Agreement, all notices or demands relating to this Agreement shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as a party may designate in accordance herewith), or telefacsimile.

Notices shall be addressed as follows:

If to Subordinated Creditor:

Lumentum Holdings Inc.

1001 Ridder Park Drive

San Jose, CA 95131

Email: lumentumlegal@lumentum.com

Attention: Judy Hamel

With a copy to (which shall not substitute notice):

Wilson Sonsini Goodrich & Rosati, P.C.

650 Page Mill Road

Palo Alto, CA 94304

Attn: Dana Hall

Email: djhall@wsgr.com

If to any Loan Party:

NeoPhotonics Corporation

3081 Zanker Road

San Jose, CA 95134

Attn: General Counsel

Email: barbara.rogan92@neophotonics.com

With a copy to (which shall not substitute notice):

Cooley LLP

3175 Hanover Street

Palo Alto, CA 94304

Attn: John Sellers

Email: jsellers@cooley.com

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If to Agent or Senior Lenders:

Wells Fargo Bank, National Association

1800 Century Park East, Suite 1100

Los Angeles, California 90067

Attn: Business Finance Manager

Fax No.: 877-401-6389

Email: Estefania.S.Becerra@wellsfargo.com

David.Klages@wellsfargo.com

With a copy to (which shall not substitute notice):

Morgan, Lewis & Bockius LLP

300 S. Grand Avenue, Twenty-Second Floor

Los Angeles, CA 90071-3132

Attn: Marshall Stoddard, Jr., Esq.

Fax No.: 213-612-2501

Email: marshall.stoddard@morganlewis.com

or in any case, to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section 8.

10. Successors and Assigns. This Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of Agent, Senior Lenders, the Subordinated Creditor and each Loan Party. To the extent permitted under the Senior Debt Documents, Senior Lenders may, from time to time, without notice to the Subordinated Creditor, assign or transfer any or all of the Senior Debt or any interest therein to any Person and, notwithstanding any such assignment or transfer, or any subsequent assignment or transfer, the Senior Debt shall, subject to the terms hereof, be and remain Senior Debt for purposes of this Agreement, and every permitted assignee or transferee of any of the Senior Debt or of any interest therein shall, to the extent of the interest of such permitted assignee or transferee in the Senior Debt, be bound by the provisions of this Agreement applicable to Agent and entitled to rely upon and be the third party beneficiary of the subordination provided under this Agreement and shall be entitled to enforce the terms and provisions hereof to the same extent as if such assignee or transferee were initially a party hereto. The Subordinated Creditor agrees that any party that consummates a Permitted Refinancing may rely on and enforce this Agreement. The Subordinated Creditor further agrees that, at the request of Agent or the Company, the Subordinated Creditor will enter into an agreement in the form of this Agreement, mutatis mutandis, with the party that consummates the Permitted Refinancing; provided, that the failure of the Subordinated Creditor to execute such an agreement shall not affect such party’s obligations hereunder as successor in interest or its right to rely and enforce the terms of this Agreement.

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11. Relative Rights. This Agreement shall define the relative rights of Agent, Senior Lenders and the Subordinated Creditor. Nothing in this Agreement shall (a) impair, as among the Loan Parties, Agent and Senior Lenders and as among each Loan Party and the Subordinated Creditor, the obligations of the Loan Parties with respect to the payment of the Senior Debt and the Subordinated Debt in accordance with their respective terms or (b) affect the relative rights of Agent, Senior Lenders or the Subordinated Creditor with respect to any other creditors of the Loan Parties.

12. Conflict. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Subordinated Debt Documents, the provisions of this Agreement shall control and govern.

13. Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

14. Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Execution of any such counterpart may be by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Agent reserves the right, in its discretion, to accept, deny, or condition acceptance of any electronic signature on this Agreement. Any party delivering an executed counterpart of this Agreement by faxed, scanned or photocopied manual signature shall also deliver an original manually executed counterpart, but the failure to deliver an original manually executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement.

15. Severability. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

16. Continuation of Subordination, Termination of Agreement. Subject to Section 2.2(f) hereof, this Agreement shall remain in full force and effect until the Discharge of the Senior Debt after which this Agreement shall terminate without further action on the part of the parties hereto (provided that the subrogation rights of the Subordinated Creditor shall survive until all Subordinated Debt has been paid in full in cash).

17. APPLICABLE LAW. THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

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18. CONSENT TO JURISDICTION. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. SUBORDINATED CREDITOR AND EACH LOAN PARTY WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 17. SUBORDINATED CREDITOR AND EACH LOAN PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF CALIFORNIA AND THE STATE OF CALIFORNIA, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST SUBORDINATED CREDITOR OR ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

19. WAIVER OF SERVICE. EACH OF THE SUBORDINATED CREDITOR, EACH LOAN PARTY AND AGENT HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO IT AT ITS ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

20. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF ANY OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A “CLAIM”). EACH OF THE PARTIES HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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21. IN THE EVENT ANY LEGAL PROCEEDING IS FILED IN A COURT OF THE STATE OF CALIFORNIA (THE “COURT”) BY OR AGAINST ANY PARTY HERETO IN CONNECTION WITH ANY CLAIM AND THE WAIVER SET FORTH IN THIS SECTION IS NOT ENFORCEABLE IN SUCH PROCEEDING, THE PARTIES HERETO AGREE AS FOLLOWS:

(i) WITH THE EXCEPTION OF THE MATTERS SPECIFIED IN SUBCLAUSE (ii) BELOW, ANY CLAIM SHALL BE DETERMINED BY A GENERAL REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.1. THE PARTIES INTEND THIS GENERAL REFERENCE AGREEMENT TO BE SPECIFICALLY ENFORCEABLE. VENUE FOR THE REFERENCE PROCEEDING SHALL BE IN THE COUNTY OF LOS ANGELES, CALIFORNIA.

(ii) THE FOLLOWING MATTERS SHALL NOT BE SUBJECT TO A GENERAL REFERENCE PROCEEDING: (A) NON-JUDICIAL FORECLOSURE OF ANY SECURITY INTERESTS IN REAL OR PERSONAL PROPERTY, (B) EXERCISE OF SELF-HELP REMEDIES (INCLUDING SET-OFF OR RECOUPMENT), (C) APPOINTMENT OF A RECEIVER, AND (D) TEMPORARY, PROVISIONAL, OR ANCILLARY REMEDIES (INCLUDING WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS, OR PRELIMINARY INJUNCTIONS). THIS AGREEMENT DOES NOT LIMIT THE RIGHT OF ANY PARTY TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (A)—(D) AND ANY SUCH EXERCISE OR OPPOSITION DOES NOT WAIVE THE RIGHT OF ANY PARTY TO PARTICIPATE IN A REFERENCE PROCEEDING PURSUANT TO THIS AGREEMENT WITH RESPECT TO ANY OTHER MATTER.

(iii) UPON THE WRITTEN REQUEST OF ANY PARTY, THE PARTIES SHALL SELECT A SINGLE REFEREE, WHO SHALL BE A RETIRED JUDGE OR JUSTICE. IF THE PARTIES DO NOT AGREE UPON A REFEREE WITHIN TEN DAYS OF SUCH WRITTEN REQUEST, THEN, ANY PARTY SHALL HAVE THE RIGHT TO REQUEST THE COURT TO APPOINT A REFEREE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 640(B). THE REFEREE SHALL BE APPOINTED TO SIT WITH ALL OF THE POWERS PROVIDED BY LAW. PENDING APPOINTMENT OF THE REFEREE, THE COURT SHALL HAVE THE POWER TO ISSUE TEMPORARY OR PROVISIONAL REMEDIES.

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(iv) EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE REFEREE SHALL DETERMINE THE MANNER IN WHICH THE REFERENCE PROCEEDING IS CONDUCTED INCLUDING THE TIME AND PLACE OF HEARINGS, THE ORDER OF PRESENTATION OF EVIDENCE, AND ALL OTHER QUESTIONS THAT ARISE WITH RESPECT TO THE COURSE OF THE REFERENCE PROCEEDING. ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT WHEN ANY PARTY SO REQUESTS A COURT REPORTER AND A TRANSCRIPT IS ORDERED, A COURT REPORTER SHALL BE USED AND THE REFEREE SHALL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT. THE PARTY MAKING SUCH REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR AND PAY THE COSTS OF THE COURT REPORTER; PROVIDED, THAT SUCH COSTS, ALONG WITH THE REFEREE’S FEES, SHALL ULTIMATELY BE BORNE BY THE PARTY WHO DOES NOT PREVAIL, AS DETERMINED BY THE REFEREE.

(v) THE REFEREE MAY REQUIRE ONE OR MORE PREHEARING CONFERENCES. THE PARTIES HERETO SHALL BE ENTITLED TO DISCOVERY, AND THE REFEREE SHALL OVERSEE DISCOVERY IN ACCORDANCE WITH THE RULES OF DISCOVERY, AND SHALL ENFORCE ALL DISCOVERY ORDERS IN THE SAME MANNER AS ANY TRIAL COURT JUDGE IN PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA.

(vi) THE REFEREE SHALL APPLY THE RULES OF EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA AND SHALL DETERMINE ALL ISSUES IN ACCORDANCE WITH CALIFORNIA SUBSTANTIVE AND PROCEDURAL LAW. THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF AND RULE ON ANY MOTION WHICH WOULD BE AUTHORIZED IN A TRIAL, INCLUDING MOTIONS FOR DEFAULT JUDGMENT OR SUMMARY JUDGMENT. THE REFEREE SHALL REPORT HIS OR HER DECISION, WHICH REPORT SHALL ALSO INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW. THE REFEREE SHALL ISSUE A DECISION AND PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE, SECTION 644, THE REFEREE’S DECISION SHALL BE ENTERED BY THE COURT AS A JUDGMENT IN THE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT. THE FINAL JUDGMENT OR ORDER FROM ANY APPEALABLE DECISION OR ORDER ENTERED BY THE REFEREE SHALL BE FULLY APPEALABLE AS IF IT HAS BEEN ENTERED BY THE COURT.

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(vii) THE PARTIES RECOGNIZE AND AGREE THAT ALL CLAIMS RESOLVED IN A GENERAL REFERENCE PROCEEDING PURSUANT HERETO WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR OWN CHOICE, EACH PARTY HERETO KNOWINGLY AND VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT AGREES THAT THIS REFERENCE PROVISION SHALL APPLY TO ANY DISPUTE BETWEEN THEM THAT ARISES OUT OF OR IS RELATED TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

[Signature pages follow]

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EXECUTION VERSION

IN WITNESS WHEREOF, Subordinated Creditor, each Loan Party and Agent have caused this Agreement to be executed as of the date first above written.

SUBORDINATED CREDITOR:

LUMENTUM HOLDINGS INC.

	By:	/s/ Alan Lowe
Name: Alan Lowe
Title: President and CEO

COMPANY:	NEOPHOTONICS CORPORATION,
a Delaware corporation

	By:	/s/ Beth Eby
Name: Beth Eby
Title: CFO

EXECUTION VERSION

AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
a national banking association, as Agent

By:	/s/ Estefania Becerra
Name: Estefania Becerra
Title: Authorized Signatory